SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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Omega Protein Corporation

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April 26, 2006

To Our Stockholders:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Omega Protein Corporation, to be held on Wednesday, June 7, 2006, at 9:00 a.m., local time, at The Drake Hotel, 140 East Walton Place, Chicago, Illinois 60611. A notice of the meeting, Proxy Statement and proxy card are enclosed with this letter.

At the meeting, we will report on the progress of the Company, comment on matters of interest and respond to your questions. A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2005 accompanies this mailing.

Stockholders can vote their shares by proxy by marking their votes on the proxy card or by attending the meeting in person.

It is important that your shares be represented at the meeting. Even if you plan to attend the meeting, we hope that you will read the enclosed Proxy Statement and the voting instructions on the enclosed proxy card and then vote by completing, signing, dating and mailing the proxy card in the enclosed, postage pre-paid envelope. You may vote your shares in person if you attend the Annual Meeting, thereby canceling any proxy previously given. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership.

We appreciate your continued interest in the Company.

Sincerely,

Joseph L. von Rosenberg III President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 7, 2006

TO THE STOCKHOLDERS OF OMEGA PROTEIN CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Omega Protein Corporation (the “Company”) will be held at The Drake Hotel, 140 East Walton Place, Chicago, Illinois 60611 on Wednesday, June 7, 2006 at 9:00 a.m., local time, for the following purposes:

1.	To elect two Class II directors for a term of three years and until their successors are duly elected and qualified;

2.	To adopt the Company’s 2006 Incentive Plan;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2006; and

4.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on April 17, 2006 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof. A list of such stockholders will be available during normal business hours at the offices of the Company for inspection at least ten days prior to the Annual Meeting.

You are cordially invited to attend this meeting.

By order of the Board of Directors

JOHN D. HELD Executive Vice President, General Counsel and Secretary

Houston, Texas

April 26, 2006

OMEGA PROTEIN CORPORATION

2101 CityWest Blvd.

Building 3—Suite 500

Houston, Texas 77042

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

JUNE 7, 2006

General Information

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors of Omega Protein Corporation (“Omega” or the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held at The Drake Hotel, 140 East Walton Place, Chicago, Illinois 60611 on June 7, 2006 at 9:00 a.m., local time, and at any postponement or adjournment thereof (the “Annual Meeting”). The Annual Meeting is being held for the purposes set forth in this Proxy Statement. This Proxy Statement and the enclosed form of proxy (the “Proxy Card”) are first being mailed on or about April 26, 2006.

Proxy Card

The shares represented by any Proxy Card which is properly executed and received by the Company prior to or at the Annual Meeting (each, a “Conforming Proxy”) will be voted in accordance with the specifications made thereon. Conforming Proxies that are properly signed and returned but on which no specifications have been made by the stockholder will be voted in favor of the proposals described in the Proxy Statement. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those described in the Proxy Statement. However, if any other matters are properly brought before the Annual Meeting, the persons named in the Proxy Card will vote the shares represented by each Conforming Proxy on those matters as instructed by the Board of Directors, or in the absence of express instructions from the Board of Directors, in accordance with their own best judgment. A stockholder who has executed and delivered a Conforming Proxy may revoke that Conforming Proxy at any time before it is voted by (i) executing a new proxy with a later date and delivering the new proxy to the Secretary of the Company, (ii) voting in person at the Annual Meeting, or (iii) giving record of written notice of the revocation to the Secretary of the Company prior to the Annual Meeting.

Quorum and Other Matters

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), is necessary and sufficient to constitute a quorum. Shares of Common Stock represented by Conforming Proxies will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Shares of Common Stock represented by conforming proxies that are voted on at least one matter coming before the Annual Meeting will also be counted as present for purposes of determining a quorum, even if the beneficial owner’s discretion has been withheld (a “broker non-vote”) for voting on some or all other matters.

Directors will be elected by a favorable vote of a plurality of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote. You may either vote “FOR” or “WITHHOLD” authority to vote for the Company’s director nominees. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee.

All other matters to come before the Annual Meeting require the approval of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote. You may vote “FOR”, “AGAINST” or “ABSTAIN” on the other proposals to be presented at the Annual Meeting. If you abstain from voting on these proposals, your shares will be counted as present for purposes of establishing a quorum at the Annual Meeting. An abstention will have the same effect as a vote against the proposals to adopt the 2006 Incentive Plan and to ratify the appointment of the Company’s independent public accounting firm.

Broker non-votes are counted as present for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether a proposal has been approved. Broker non-votes occur when brokers do not receive voting instructions from their customers and the broker does not have discretionary voting authority with respect to a proposal. If you hold shares through a broker, bank or other nominee and you do not give instructions as to how to vote, your broker may have authority to vote your shares on certain routine matters but not on non-routine matters. Routine matters include the election of directors and the ratification of independent auditors. Non-routine matters include the implementation of or any material revision to an equity compensation plan. Accordingly, all shares that you hold through a broker, bank or other nominee will only be voted on the proposal to adopt the 2006 Incentive Plan if you have provided specific voting instructions to your broker, bank or other nominee to vote your shares on that proposal. Broker non-votes will not be counted for purposes of the election of directors and will have no effect on the outcome of the vote for the ratification of the Company’s independent registered public accounting firm. Broker non-votes will have the effect of a vote against the proposal to adopt the 2006 Incentive Plan.

Solicitation of Proxies

This solicitation of proxies is being made by the Board of Directors of the Company and all expenses of this solicitation will be borne by the Company. Directors, officers and employees may solicit proxies on behalf of the Board of Directors, without additional compensation, personally or by telephone. The Company expects to reimburse brokerage houses, banks and other fiduciaries for reasonable expenses of forwarding proxy materials to beneficial owners.

VOTING SECURITIES AND SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The outstanding voting securities of the Company consist entirely of shares of Common Stock. Each share of Common Stock entitles its owner to one vote upon each matter to come before the Annual Meeting. Only stockholders of record at the close of business on April 17, 2006 (the “Record Date”) will be entitled to vote at the Annual Meeting and at any postponement or adjournment thereof. At the close of business on such date, the Company had outstanding 25,054,818 shares of Common Stock.

Security Ownership of Certain Beneficial Owners

To the Company’s knowledge, the following persons are the only persons who are beneficial owners of more than five percent of the Common Stock based on the number of shares outstanding on December 31, 2005:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Malcolm I. Glazer(2) c/o Zapata Corporation 100 Meridian Centre, Suite 350 Rochester, New York 14618	14,501,000	57.9%

Zapata Corporation(2) 100 Meridian Centre, Suite 350 Rochester, New York 14618	14,501,000	57.9%

Royce & Associates, LLC(3) 1414 Avenue of the Americas New York, New York 10019	2,606,200	10.4%

Dimensional Fund Advisors, Inc.(4) 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401	2,020,500	8.1%

Kennedy Capital Management, Inc.(5) 10829 Olive Boulevard St. Louis, Missouri 63141	1,726,631	6.9%

Joseph L. von Rosenberg III(6) 2101 CityWest Blvd, Bldg. 3, Suite 500 Houston, Texas 77042	1,561,700	5.9%

(1)	For purposes of computing the percentage of outstanding shares held by each person or group of persons named above, any security which such person or persons has the right to acquire within 60 days after December 31, 2005 is deemed to be outstanding, but is not deemed to be outstanding in computing the percentage ownership of any other person.
(2)	Based on the Proxy Statement dated October 27, 2005 filed with the Securities and Exchange Commission (“SEC”) by Zapata Corporation (“Zapata”), Malcolm I. Glazer beneficially owns 51.9% of outstanding common stock of Zapata that are held by the Malcolm I. Glazer Family Limited Partnership, 270 Commerce Drive, Rochester, New York, a partnership in which Malcolm I. Glazer controls the general partner. By virtue of such ownership, Mr. Glazer may be deemed to beneficially own the 14,501,000 shares of Common Stock owned by Zapata. Mr. Glazer disclaims beneficial ownership of such shares.
(3)	Based on a Schedule 13G dated January 5, 2006 filed with the SEC by Royce & Associates, LLC, showing sole voting and dispositive power over 2,606,200 shares.
(4)	Based on a Schedule 13G/A dated February 1, 2006 filed with the SEC by Dimensional Fund Advisors Inc., showing sole voting and dispositive power over 2,020,500 shares
(5)	Based on a Schedule 13G dated February 14, 2006 filed with the SEC by Kennedy Capital Management, Inc. showing sole voting power over 1,688,841 shares and sole dispositive power over 1,726,631 shares.
(6)	Includes 1,542,200 shares of Common Stock subject to stock options exercisable on December 31, 2005 or within 60 days thereafter held by Mr. von Rosenberg.

Security Ownership of Directors and Executive Officers

The following table sets forth the number of shares of Common Stock of the Company and common stock of Zapata beneficially owned as of December 31, 2005 by each of the Company’s directors and executive officers, including each of the Named Executive Officers set forth in the Summary Compensation Table, and by all directors and executive officers as a group. Unless otherwise noted, each of the named persons and members of the group has sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner	Shares of the Company’s Common Stock(1)		Percent of the Company’s Common Stock(2)	Shares of Zapata Common Stock		% of Zapata Common Stock
Joseph L. von Rosenberg III	1,561,700		5.9%	0		—
Robert W. Stockton	1,301,000		4.9%	0		—
Avram A. Glazer	568,200	(3)	2.2%	137,272	(4)	*
John D. Held	428,600		1.7%	0		—
Michael E. Wilson	127,000		*	0		—
J. Scott Herbert	71,000		*	0		—
Thomas R. Wittmann	64,667		*	0		—
Kenneth Robichau	47,500		*	0		—
Albert A. Riley	40,700		*	0		—
Richard Weis	20,000		*	0		—
Gary L. Allee	113,348		*	0		—
William E. M. Lands	84,500	(5)	*	0		—
Paul M. Kearns	54,200		*	0		—
Harry O. Nicodemus IV	34,200		*	0		—
Leonard DiSalvo	0	(6)	—	218,666	(7)	*
All directors and executive officers as a group, including those persons named above (15 total)	4,516,615		15.3%	355,938		*

*	Represents ownership of less than 1.0%.
(1)	Includes 1,542,200, 1,295,000, 568,200, 428,600, 127,000, 71,000, 64,667, 42,500, 40,700, 20,000, 74,200, 74,200, 54,200, 34,200, 0, and 4,436,667 shares of Common Stock subject to stock options exercisable on December 31, 2005 or within 60 days thereafter held by, respectively, Messrs. von Rosenberg, Stockton, Glazer, Held, Wilson, Herbert, Wittmann, Robichau, Riley, Weis, Allee, Lands, Kearns, Nicodemus, DiSalvo, and all directors and executive officers as a group.
(2)	For purposes of computing the percentage of outstanding shares held by each person or group of persons named above, any security which such person or persons has the right to acquire within 60 days after December 31, 2005 is deemed to be outstanding, but is not deemed to be outstanding in computing the percentage ownership of any other person.
(3)	Does not include 14,501,000 shares that are held by the Malcolm I. Glazer Family Limited Partnership or Zapata, with respect to which Avram A. Glazer disclaims any beneficial ownership.
(4)	Includes 107,672 shares of Zapata common stock subject to stock options held by Avram A. Glazer, who is the Chief Executive Officer of Zapata, based on Zapata’s Proxy Statement dated October 27, 2005.
(5)	Includes 2,000 shares of Common Stock owned by a trust established for the benefit of Dr. Lands’ grandchildren. Dr. Lands disclaims beneficial ownership of such shares.
(6)	Does not include 14,501,000 shares of Common Stock that are held by the Malcolm I. Glazer Family Limited Partnership or Zapata, with respect to which Mr. DiSalvo disclaims any beneficial ownership.
(7)	Includes 218,666 shares of Zapata common stock subject to options held by Mr. DiSalvo, who is the Chief Financial Officer of Zapata, based on Zapata’s Proxy Statement dated October 27, 2005.

Because Zapata holds more than a majority of the outstanding Common Stock, Zapata has the power to approve matters submitted for consideration at the Annual Meeting without regard to the votes of the other stockholders. The Company understands that Zapata intends to vote for the election of the proposed Nominees for the Board of Directors, for the adoption of the 2006 Incentive Plan, and for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. There are no agreements between the Company and Zapata with respect to the election of directors or the officers of the Company or with respect to other matters that may come before the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Articles of Incorporation divide the Board of Directors into three classes designated as Class I, Class II and Class III. Each class of directors is elected to serve a three-year term. The Board presently consists of seven directors, three in Class I, two in Class II and two in Class III, whose terms expire at the 2008, 2006 and 2007 Annual Meetings, respectively, and until their successors are duly elected and qualified.

The Class II directors are Avram A. Glazer and Leonard DiSalvo, and their terms expire at the 2006 Annual Meeting, or as soon thereafter as their successors are elected and qualified. Each of Mr. Glazer and Mr. DiSalvo has been nominated by the Board of Directors to be elected by the holders of the Common Stock to serve an additional three-year term as a Class II Director. Each of Mr. Glazer and Mr. DiSalvo has consented to be named in this Proxy Statement and to serve as a director if elected.

The Company’s Articles of Incorporation provide that no more than a minority of the number of directors necessary to constitute a quorum of the Board of Directors may be non-U.S. citizens. Each of the Company’s directors is a citizen of the United States except for Paul M. Kearns who is a citizen of the United Kingdom.

Proxies representing shares of Common Stock held on the Record Date that are returned duly executed will be voted, unless otherwise specified, in favor of the nominees for the Class II directors named below. The nominees have consented to serve if elected, but should either nominee be unavailable to serve (which event is not anticipated) the persons named in the proxy intend to vote for such substitute nominee or nominees as the Board of Directors may recommend.

Class II Nominees—Current Term Expires at the 2006 Annual Stockholders Meeting

AVRAM A. GLAZER, age 45, has been Chairman of the Board of the Company since January 1998. He also has served as Chairman of the Board of Zapata, the Company’s 58% stockholder, since March 2002, and as President and Chief Executive Officer of Zapata since 1995. For more than the past five years, he has been employed by, and has worked on behalf of, Malcolm I. Glazer and a number of entities owned and controlled by Malcolm I. Glazer, including First Allied Corporation. Mr. Glazer served as Vice President of First Allied Corporation from 1985 through 1995. He also serves as a director, President and Chief Executive Officer of Zap.com Corporation (a public shell company which until December 2000 was an internet advertising and e-commerce network company). Avram A. Glazer is the son of Malcolm I. Glazer.

LEONARD DISALVO, age 48, has been a director of the Company since June 2005. Mr. DiSalvo is the Vice President—Finance and Chief Financial Officer of Zapata, the Company’s 58% stockholder. Mr. DiSalvo also currently serves as Vice President—Finance and Chief Financial Officer of the Zapata subsidiary, Zap.com Corporation, a position he has held since April 1999. Prior to joining Zapata, Mr. DiSalvo served as a finance manager for Constellation Brands, Inc., a national manufacturer and distributor of wine, spirits and beer, and has held various management positions in the areas of finance and accounting at Bausch & Lomb Corporation. Mr. DiSalvo is a Certified Public Accountant.

Vote Required. Each nominee shall be elected by a plurality of the votes cast in the election by the holders of the Common Stock represented and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH CLASS II NOMINEE AS A DIRECTOR.

Continuing Directors

Biographical and other information with respect to all members of the Board of Directors whose current terms will continue after the Annual Meeting is set forth below:

Class I Directors—Current Term Expires at the 2008 Annual Stockholders Meeting

GARY L. ALLEE, age 61, has been a director of the Company since May 1998. For more than the past five years, Dr. Allee has been Professor of Swine Nutrition at the University of Missouri. Dr. Allee has also served as President and as a member of the Board of Directors of the Midwest Section of the American Society of Animal Science. Dr. Allee has B.S. and M.S. degrees in Animal Husbandry and Swine Nutrition from the University of Missouri and a Ph.D. in Nutritional Sciences from the University of Illinois.

WILLIAM E. M. LANDS, age 75, has been a director of the Company since May 1998. In February 2002, Dr. Lands retired as Senior Scientific Advisor to the Director of the National Institute on Alcohol Abuse and Alcoholism, a position he assumed after serving as head of the Department of Biological Chemistry at the University of Illinois Medical Center. Dr. Lands has a B.S. degree in Chemistry from the University of Michigan and a Ph.D. in Biological Chemistry from the University of Illinois.

HARRY O. NICODEMUS IV, age 58, has been a director of the Company since April 2004. Mr. Nicodemus has served since November 2003 as Vice President, Chief Financial Officer, Chief Accounting Officer, Secretary, and Compliance Officer of Equus Capital Management Corporation, a financial advisor for Equus II Incorporated, which is a publicly-traded business development company with investments in privately owned businesses and venture capital firms. From October 1999 to December 2002, Mr. Nicodemus was Vice President and Chief Accounting Officer of US Liquids, Inc., a national provider of liquid waste management services. Prior thereto, Mr. Nicodemus held senior financial and accounting positions with various public companies and also practiced accounting with a national accounting firm. Mr. Nicodemus is a Certified Public Accountant.

Class III Directors—Current Term Expires at the 2007 Annual Stockholders Meeting

JOSEPH L. VON ROSENBERG III, age 47, has been President and Chief Executive Officer and a director of the Company since July 1997.

PAUL M. KEARNS, age 42, has been a director of the Company since June 2001. Mr. Kearns is Director—Marine at Price Forbes Ltd., a London-based insurance brokerage firm which is the successor to Prentis, Donegan & Partners, Ltd., an insurance brokerage firm which Mr. Kearns co-founded in 1993. Mr. Kearns has more than 20 years of experience in the global risk management and insurance industries. Mr. Kearns is a citizen of the United Kingdom.

Board of Directors and Board Committees

The Company’s Board of Directors has seven directors and has established the Audit, Compensation, Scientific and Corporate Governance Committees as its standing committees. The Board of Directors does not have a nominating committee or executive committee or any committees performing similar functions.

The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities. These Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing stockholder value over the long term. The Guidelines are posted on the Company’s website at www.omegaproteininc.com. The Company will also provide a copy of these Guidelines to any stockholder upon request.

During 2005, the Board of Directors met five times and took action by written consent on one occasion, the Audit Committee met six times, the Compensation Committee met two times, the Scientific Committee met two times, and the Corporate Governance Committee met one time. Each currently serving director, except for Avram A. Glazer, during the period for which he was a director in 2005, attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which such director served.

Audit Committee. The Audit Committee consists of Mr. Nicodemus (Chairman), Dr. Allee, and Dr. Lands, each of whom the Board of Directors has determined to be “independent” under the definition set forth in the NYSE listing standards, under the standards set for audit committee members by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the definition of “independent director” established by the Board. The Board of Directors has also determined that Mr. Nicodemus is an “audit committee financial expert” as that term is used in applicable SEC regulations.

The Audit Committee reviews the adequacy of the Company’s internal control systems and financial reporting procedures, reviews the general scope of the annual audit and reviews and monitors the performance of non-audit services by the Company’s independent public accountants. The Audit Committee also meets with the independent auditors and with appropriate financial personnel of the Company regarding these matters. The Audit Committee also appoints the Company’s independent auditors. The independent auditors may meet alone with the Audit Committee and have unrestricted access to the Audit Committee. The Audit Committee operates under a written charter which is attached to this Proxy Statement as Appendix A and is also posted on the Company’s website at www.omegaproteininc.com. The Company will also provide a copy of this charter to any stockholder upon request.

Compensation Committee. The Compensation Committee consists of Mr. Kearns (Chairman) and Dr. Allee, each of whom the Board of Directors has determined to be “independent” under the definition set forth in the NYSE listing standards and under the definition of “independent director” established by the Board. The Compensation Committee determines the compensation (both salary and performance incentive compensation) to be paid to the Chief Executive Officer and certain other officers of the Company, and makes grants of long-term incentive awards. The Compensation Committee operates under a written charter which is posted on the Company’s website at www.omegaproteininc.com. The Company will also provide a copy of this charter to any stockholder upon request.

Scientific Committee. The Scientific Committee consists of Dr. Lands (Chairman) and Dr. Allee, each of whom the Board of Directors has determined to be “independent” under the definition set forth in the NYSE listing standards and under the definition of “independent director” established by the Board. The Scientific Committee keeps the Board of Directors and Company management apprised of scientific matters and developments that are relevant to the Company’s industry. The Scientific Committee operates under a written charter which is posted on the Company’s website at www.omegaproteininc.com. The Company will also provide a copy of this charter to any stockholder upon request.

Corporate Governance Committee. The Corporate Governance Committee consists of Mr. Nicodemus (Chairman) and Mr. Kearns, each of whom the Board of Directors has determined to be “independent” under the definition set forth in the NYSE listing standards and under the definition of “independent director” established by the Board. The Corporate Governance Committee reviews and reports to the Board on a periodic basis on corporate governance matters, periodically reviews and assesses the effectiveness of the Board’s Corporate Governance Guidelines and recommends proposed revisions to those Guidelines to the Board. The Corporate Governance Committee operates under a written charter which is posted on the Company’s website at www.omegaproteininc.com. The Company will also provide a copy of this charter to any stockholder upon request.

Nominating Committee. The Company does not currently have, nor has it had in the past, a standing nominating committee or committee performing similar functions, and consequently, does not have a nominating committee charter. Pursuant to Section 303A of the NYSE Listed Company Manual, the Company is not required to have a nominating committee because the Company is a “controlled company” due to the fact that more than 50% of the voting power of the Company’s equity securities is held by Zapata. Nominations for directors are considered by the entire Board of Directors, and when performing this function, the Board operates under its Corporate Governance Guidelines. These Guidelines are posted at the Company’s website at www.omegaproteininc.com. The Company will also provide a copy of these Guidelines to any stockholder upon request.

Other than the provisions contained in the Company’s Bylaws, historically the Board has not formally established procedures to be followed by stockholders submitting recommendations for candidates for the Board, nor has it established a formal process for identifying candidates for directors. The Board considers individuals who have distinguished records for leadership and success in their area of activity and who will make meaningful contributions to the Board. The Board selects nominees for director on the basis of broad experience, character, integrity, ability to make independent analytical inquiries, as well as their understanding of the Company’s business environment. The Company has not paid fees to any third party to identify or evaluate or assist in identifying or evaluating director candidates.

The Company’s Bylaws provide that nominations for the election of directors may be made upon timely notice given by a stockholder. A timely notice must be made in writing, and physically received by the Secretary of the Company, not later than the close of business on the 60th calendar day, nor earlier than the close of business on the 90th calendar day, before the first anniversary of the preceding year’s annual meeting (except that, in the event that the date of the annual meeting is more than 30 calendar days before, or more than 60 calendar days after, such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th calendar day before such annual meeting and not later than the close of business on the later of the 60th calendar day before such annual meeting or the 10th calendar day following the day on which public announcement of a meeting date is first made by the Company). The stockholder notice must contain: (i) the name and address of the nominee for director, (ii) the name and address, as they appear on the books of the Company, of the stockholder proposing the nomination, (iii) the class and number of shares of the stock of the Company that are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in the nomination. This notice provision does not apply to Zapata or its affiliates so long as Zapata owns at least a majority of the outstanding shares of Common Stock.

Independent Directors. The Board of Directors has determined that all members of the Board, other than Joseph L. von Rosenberg III, Avram A. Glazer and Leonard DiSalvo, are “independent” under the definition set forth in the NYSE listing standards and under the definition of independence established by the Board. In addition, the Board of Directors has determined that all members of the Company’s Audit Committee, in addition to meeting the above standards, also meet the criteria for independence for audit committee members which are set out in the Exchange Act. See “Director Independence.” The Board does not have a policy on the number or percentage of independent directors who shall constitute the Board. Pursuant to Section 303A of the NYSE Listed Company Manual, the Company is not required to have a majority of independent directors on the Board (although it currently does so) because the Company is a “controlled company” due to the fact that more than 50% of the voting power of the Company’s equity securities is held by Zapata.

Stockholder and Interested Party Communications. The Board of Directors maintains a process for stockholders or other interested parties to communicate with the Board or any Board member. Stockholders or interested parties who desire to communicate with the Board should send any communication to the Company’s Corporate Secretary, c/o Omega Protein Corporation, 2101 CityWest Blvd., Building 3, Suite 500, Houston, Texas 77042. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is threatening or illegal, uses inappropriate expletive language or is similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Director Attendance at Annual Meetings. The Board does not have a policy requiring that all directors attend Company annual meetings of stockholders, but it encourages all directors to do so. The 2005 Annual Meeting of Stockholders was attended by Dr. Allee, Dr. Lands, Mr. Nicodemus and Mr. von Rosenberg.

Presiding Director for Board Executive Sessions. The Company schedules regular executive sessions in which directors meet without management present. The Board has elected Dr. Gary Allee to be the Presiding Director at all Board executive sessions. Stockholders may communicate with the Presiding Director in the same manner described above under “—Stockholder and Interested Party Communications.”

Code of Ethics. The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all Company employees, as well as a Code of Ethics for Financial Professionals which applies to all Company professionals who serve in a finance, accounting, treasury or investor relations role. The Codes are posted on the Company’s website www.omegaproteininc.com. The Company intends to post amendments to or waivers from the Codes to the extent applicable to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions on the Company’s website. The Company will also provide a copy of these Codes to any stockholder upon request.

EXECUTIVE OFFICERS

The following sets forth certain information with respect to the executive officers of the Company as of the date of this Proxy Statement.

Name	Age	Position
Joseph L. von Rosenberg III	47	President, Chief Executive Officer and Director
Robert W. Stockton	55	Executive Vice President and Chief Financial Officer
John D. Held	43	Executive Vice President, General Counsel and Secretary
J. Scott Herbert	40	Vice President—Agriproducts
Thomas R. Wittmann	56	Vice President—Operations
Richard W. Weis	48	Vice President—Business Development
Albert A. Riley	57	Vice President—Refined Oils
Michael E. Wilson	55	Vice President—Marine Operations and President of Omega Shipyard, Inc.
Kenneth Robichau	53	Vice President—Tax and Director of Internal Audit

JOSEPH L. VON ROSENBERG has served as President and Chief Executive Officer and a director of the Company since July 1997.

ROBERT W. STOCKTON has served as Executive Vice President and Chief Financial Officer of the Company since July 1997. Mr. Stockton also served as Secretary of the Company from January 2000 to September 2002. Mr. Stockton is a certified public accountant.

JOHN D. HELD has served as the Company’s General Counsel since March 2000, as Vice President of the Company from April 2002 to September 2002, as Senior Vice President from September 2002 to June 2005, as Secretary since September 2002 and as Executive Vice President since June 2005. From 1996 to 1999, Mr. Held was Senior Vice President, General Counsel and Secretary of American Residential Services, Inc., a then public company engaged in the consolidation of the air-conditioning, plumbing and electrical service industries. Prior thereto, Mr. Held practiced law for several years with a large law firm in Houston, Texas.

J. SCOTT HERBERT has served as Vice President—Agriproducts of the Company since September 2002. Prior thereto, Mr. Herbert served as Vice President—Feed Ingredient Marketing of the Company’s principal subsidiary, Omega Protein, Inc., since March 1998, and as Director of Fish Meal Sales and in various other sales capacities with the Company since 1992.

THOMAS R. WITTMANN has served as Vice President—Operations since October 2002. Prior thereto, Mr. Wittmann served as the General Manager of the Company’s Abbeville, Louisiana facility since 1997 and served in various other Company positions since 1985.

RICHARD W. WEIS has served as Vice President—Business Development since January 2005. From May 2002 until January 2004, Mr. Weis served as Vice President—Business Development for Flavors of North America, Inc., a manufacturer of flavors for the food and beverage industries. From 2000 to May 2002, Mr. Weis was a self-employed consultant in the flavor industry. From 1993 through 2000, Mr. Weis was President of Alex Fries, Inc., a Land O’Lakes, Inc. subsidiary that produced flavor systems for the food and beverage industries. Mr. Weis also served as Vice President and Chief Operating Officer of Alex Fries, Inc. from 1987 to 1993.

ALBERT A. RILEY has served as Vice President—Refined Oils of the Company since September 2002. Prior thereto, Mr. Riley served as Vice President—Refined Oils of the Company’s principal subsidiary, Omega

Protein, Inc., since May 2000 and as Business Development Manager—Industrial Oils of Omega Protein, Inc. from September 1999 to April 2000. From July 1999 to September 1999, Mr. Riley served as a consultant to the Company. Prior thereto, Mr. Riley was a financial planner with Lincoln Financial.

MICHAEL E. WILSON has served as President of the Company’s wholly-owned subsidiary, Omega Shipyard, Inc., since June 1997. Since July 1998, he has also served as the Company’s Vice President—Marine Operations and, prior thereto, served as the Company’s Coordinator of Marine Engineering and Maintenance. Mr. Wilson joined the Company in 1985 and served in various operating capacities until 1996.

KENNETH ROBICHAU has served as Vice President—Tax since September 1998 (in a part-time capacity until September 2002) and as Director of Internal Audit since September 2002. From March 1998 until September 1998, Mr. Robichau also worked in a part-time capacity as a tax consultant for the Company. Prior to March 1998, Mr. Robichau served as Vice President—Tax and Treasurer of Zapata.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid in 2005 and the two prior fiscal years to the Company’s Chief Executive Officer and its other four most highly compensated executive officers with annual 2005 compensation in excess of $100,000, (collectively, the “Named Executive Officers”).

		Annual Compensation			Long-Term Compensation(1)
Name and Principal Position		Salary	Bonus	Other Annual Compensation(2)	Stock Option Awards (# of options)	All Other Compensation(3)
Joseph L. von Rosenberg III President and Chief Executive Officer	2003 2004 2005	$425,000 $425,000 $425,000	$325,000 $400,000 $400,000	— — —	0 0 0	$8,450 $8,650 $8,850

Robert W. Stockton Executive Vice President and Chief Financial Officer	2003 2004 2005	$271,000 $271,000 $271,000	$175,000 $225,000 $225,000	— — —	0 0 0	$8,690 $8,890 $9,090

John D. Held Executive Vice President, General Counsel and Secretary	2003 2004 2005	$245,000 $245,000 $245,000	$125,000 $200,000 $225,000	— — —	0 300,000 0	$8,300 $8,500 $8,700

J. Scott Herbert Vice President—Agriproducts	2003 2004 2005	$116,000 $116,000 $156,000	$30,000 $58,200 $75,000	— — —	0 0 0	$6,075 $7,207 $8,621

Thomas R. Wittmann Vice President—Operations	2003 2004 2005	$112,000 $123,333 $150,000	$30,000 $20,000 $65,000	— — —	0 0 0	$6,078 $6,476 $9,303

(1)	Columns for Restricted Stock Awards and Long-Term Incentive Plan payouts have been omitted because the Company has not made any such awards in 2003, 2004 or 2005.
(2)	Amounts exclude perquisites and other personal benefits that did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each Named Executive Officer.
(3)	The reported amounts represent (i) insurance premiums paid by the Company on the employee’s behalf, and (ii) Company matching contributions to the employee’s 401(k) plan account. In 2005, these amounts for insurance premiums and Company matching 401(k) contributions were, respectively, for Mr. von Rosenberg: $450 and $8,400; for Mr. Stockton: $690 and $8,400; for Mr. Held: $300 and $8,400; for Mr. Herbert: $221 and $8,400; and for Mr. Wittmann: $903 and $8,400.

Option Grants In Last Fiscal Year

No stock options were granted to the Named Executive Officers in 2005.

Aggregated Option Exercises and Fiscal Year-End Option Values

The following table shows the stock option exercises by the Named Executive Officers during 2005. In addition, this table includes the number of exercisable and unexercisable Company stock options held by each of the Named Executive Officers as of December 31, 2005. The Company has never granted any stock appreciation rights or restricted stock awards. None of the persons named below hold any stock options relating to Zapata’s common stock.

Name	Shares Acquired On Exercise(1)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2005 Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2005 Exercisable/ Unexercisable(2)
Joseph L. von Rosenberg III	29,000	$191,944	1,542,200/0	$3,930,480/0
Robert W. Stockton	17,000	$94,533	1,295,000/0	$3,416,850/0
John D. Held	96,400	$566,305	428,600/0	$412,806/0
J. Scott Herbert	0	$ N/A	71,000/0	$156,860/0
Thomas R. Wittmann	0	$ N/A	64,667/0	$129,684/0

(1)	Each of these stock option exercises was a pre-programmed sale pursuant to a Rule 10b-5(1) sales plan with an unaffiliated broker. All sales were made automatically and without discretion by the stock option holder.
(2)	“In-the-Money” options are stock options which had an exercise price less than the closing market price of the Common Stock at December 31, 2005, which was $6.71 as reported by the New York Stock Exchange.

Equity Compensation Plan Information

The following table shows equity compensation plan information as of December 31, 2005:

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (in thousands)	Weighted- average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (in thousands)
Equity compensation plans approved by security holders	4,750	$7.35	$4.51
Equity compensation plans not approved by security holders	0	N/A	0

Total	4,750	$7.35	$4.51

Employment and Severance Agreements

Each of Joseph L. von Rosenberg III, the Company’s President and Chief Executive Officer, Robert W. Stockton, the Company’s Executive Vice President and Chief Financial Officer, and John D. Held, the Company’s Executive Vice President, General Counsel and Secretary, has an employment agreement with the Company that provides for a rolling three-year term, and provides that, in the event of termination of the executive’s employment for death, disability or for Cause (as defined in the agreement), or if the executive voluntarily terminates his employment other than for Good Reason (as defined in the agreement), the Company will pay the executive’s base salary through the termination date. Each agreement also provides that, in the event of a termination of employment (i) by the executive for Good Reason (as defined in the agreement), (ii) by the Company without Cause (as defined in the agreement), or (iii) by the executive, other than because of death or disability, within one year after a Change of Control of the Company (as defined in the agreement), the Company will pay the Executive a lump-sum severance payment equal to 2.99 times the executive’s “base amount” (as defined by Section 280G(b)(3) and 280G(d) of the Internal Revenue Code) and will provide 18 months of health care and life insurance benefits under existing Company plans (36 months in the event of a termination within one year after a Change of Control.)

Each agreement contains restrictions on the executive’s use of any Company confidential information. Each agreement also provides that the executive will assign to the Company all worldwide rights in any intellectual property that he develops which relates to the business, products or services of the Company. During the term of his agreement, and for the three years following the termination of his agreement, the executive may not engage, directly or indirectly, in any business or enterprise which is in competition with the Company anywhere in the world, induce any Company employee to leave his or her employment with the Company, or solicit any distributor or customer to amend its business relationship with the Company. The agreements also provide for the gross-up for any excise taxes related to a Change of Control of the Company, if applicable, and the advancement and reimbursement of the executive’s costs and expenses in conjunction with any disputes relating to the agreement.

Mr. Herbert, the Company’s Vice President—Agriproducts, has a change of control agreement with the Company pursuant to which he is entitled to receive a severance of twelve months continuation of his annual base salary in the event of both a Change of Control of the Company (as defined in the agreement) and a termination of his employment by the Company other than for Cause (as defined in the agreement) within a two year period after that Change of Control.

Mr. Wittmann, the Company’s Vice President—Operations, has an employment agreement with the Company pursuant to which he is entitled to receive a severance of twelve months continuation of his annual base salary in the event of a termination of his employment by the Company other than for Cause (as defined in the agreement), or a severance of twenty-four months continuation of his annual base salary in the event of a termination of his employment by the Company other than for Cause (as defined in the agreement) which occurs within two years after a Change of Control of the Company (as defined in the agreement). The agreement contains restrictions on the executive’s use of any Company confidential information and also provides that the executive may not accept employment or render assistance to primary competitors of the Company for a three-year period after the date of termination.

Retirement Plans

The Company maintains a defined benefit plan for its employees (the “Pension Plan”). The table below shows the estimated annual benefits payable on retirement under the Pension Plan to persons in the specified compensation and years of service classifications. The retirement benefits shown are based on the following assumptions: retirement at age 65, payments of a single-life annuity to the employee (although a participant can select other methods of calculating benefits) to be received under the Pension Plan using current average Social Security wage base amounts, and not subject to any deduction for Social Security or other offset amounts. The retirement benefits listed include both Salary and Bonus as set forth in the Summary Compensation Table above.

A participant’s benefit is based on the average monthly earnings for the consecutive five year period during which the participant had his or her highest level of earnings. With certain exceptions, the Internal Revenue Code of 1986, as amended (the “Code”), restricts the annual pension that may be paid by an employer from a plan which is qualified under the Code to an aggregate amount of $160,000 (subject to cost of living adjustments). The Code also limits the covered compensation that may be used to determine benefits to $200,000 (subject to cost of living adjustments).

Pension Plan Table

	Years of Service
Covered Compensation(1)	15	20	25	30	35
$120,000	$16,730	$22,307	$27,883	$33,460	$39,037
$130,000	$18,380	$24,507	$30,333	$36,760	$42,887
$140,000	$20,030	$26,707	$33,383	$40,060	$46,737
$150,000	$21,680	$28,907	$36,133	$43,360	$50,587
$160,000	$23,330	$31,107	$38,883	$46,660	$54,437
$170,000 and higher	$24,980	$33,307	$41,633	$49,960	$58,287

(1)	Represents the highest average annual earnings during five consecutive calendar years of service.

As of December 31, 2005, the approximate years of credited service (rounded to the nearest whole year) under the Pension Plan for the Named Executive Officers were as follows: Mr. von Rosenberg—9, Mr. Stockton—5, Mr. Held—2, Mr. Herbert—10 and Mr. Wittmann—17.

The Pension Plan has been frozen since 2002 so that all employees on the date of the freeze, including the Named Executive Officers, no longer accrue years of service and new employees after the date of the freeze are not eligible to participate in the Pension Plan.

COMPENSATION OF DIRECTORS

Directors who are determined to be independent by the Board of Directors are paid fees for services rendered as members of the Board of Directors and its committees. See “Director Independence” for the definition of director independence and how this definition is applied. In 2005, each independent director received an annual retainer fee of $20,000 that was paid in four equal quarterly installments. This retainer has been increased by $5,000 to $25,000 annually, effective January 1, 2006. In 2005, the Presiding Director for the Board’s executive sessions received an annual retainer of $2,500 that was paid in four equal quarterly installments. This retainer has been increased by $7,500 to $10,000 annually, effective January 1, 2006. Each independent director also receives a fee of $2,000 for each Board meeting attended, either in person or telephonically, and a fee of $1,000 for each Audit Committee, Compensation Committee or Corporate Governance meeting attended, either in person or telephonically. In 2005, each independent director of the Scientific Committee received an annual retainer fee of $1,000 that was paid in four quarterly installments and did not receive any meeting fees.

In 2005, each independent director of the Audit Committee, Compensation Committee or Corporate Governance Committee received an annual Committee retainer of $2,500 that was paid in four equal quarterly installments for each committee on which he serves. Effective January 1, 2006, each independent director who serves as a Chairman of the Audit Committee, Compensation Committee, Corporate Governance Committee or Scientific Committee will receive, in lieu of that $2,500 annual Committee fee, an annual Committee Chair retainer fee of $10,000 for each Chair, payable in four equal quarterly installments. Previously, no annual Committee Chair retainer fees were paid by the Company.

Pursuant to the Company’s 2000 Long-Term Incentive Plan (the “Plan”), upon joining the Board, each independent director is granted options to purchase 14,200 shares of Common Stock at fair market value on the date of grant. In addition, on each date of the regular Annual Meeting of Stockholders of the Company, each independent director receives stock options under the Plan to purchase 10,000 shares of Common Stock at fair market value (as defined in the Plan) on the date of grant. All stock options granted to directors under the Plan vest six months and one day after the date of grant.

The Plan also allows independent directors to elect to take all or a portion of their annual retainer fees and meeting and per diem fees in Common Stock in lieu of cash. On or before the last day of each calendar quarter, an independent director may elect to receive a percentage of such fees during the quarterly period immediately following such Election Date in shares of Common Stock. The number of shares to be received will be determined on the first business day of the month immediately following the completion of such quarterly period by multiplying the amount of the director’s fees for such quarterly period by his elected percentage and dividing that result by the fair market value (as defined in the Plan) per share on such date. No director elected to take any 2005 Board of Committee retainers or fees in Common Stock.

COMPENSATION COMMITTEE REPORT ON

EXECUTIVE COMPENSATION FOR THE YEAR 2005

The Compensation Committee of the Board of Directors (the “Committee”) is composed of Paul M. Kearns (Chairman) and Dr. Gary L. Allee. The Committee determines the compensation (both salary and performance incentive compensation) to be paid to the Chief Executive Officer (the “CEO”) and certain other officers of the Company and makes grants of long-term incentive awards. The goal of the Company’s executive compensation program is to attract, retain and encourage the development of highly-qualified and experienced executives who are key to the success of the Company. In addition, the equity-based compensation portion of the program is intended to align the interests of these executives with the interests of the Company’s stockholders.

The key elements of the Company’s executive compensation program are base salary, annual performance incentive awards and long-term incentive awards. The Committee’s policies with respect to each of these three components are discussed below.

Base Salary. The Committee reviews and establishes the base salaries of the CEO and certain other officers on an annual basis. In establishing base salaries, the Committee considers the importance of the particular executive position and the skills required for that position, the individual’s qualifications and experience, as well as the Committee’s own subjective assessment of the individual’s performance. The Committee may also consider generally prevailing market rates for similarly based positions and does so with a compensation philosophy that executive base salary compensation should generally be between the 50th and 75th percentile of the market base salary for the respective position. The Committee does not use any mechanical formulations or weighting of any of the factors it considers.

Performance Incentive Awards. The Committee reviews performance incentives (generally in the form of cash bonuses) for the CEO and certain other officers on an annual basis. These incentives generally are determined at the Committee’s discretion, taking into account Company performance, the importance of the position and the Committee’s subjective assessment of the executive’s performance. The Committee also takes into account the CEO’s subjective evaluation of the performance of other officers. The Committee does not use any mechanical formulations or weighting of any of the factors it considers.

Long-Term Incentive Awards. In an effort to align the long-term interests of the Company’s management and stockholders, the Committee may make awards under the Company’s 2000 Long-Term Incentive Plan. Under the Long-Term Incentive Plan, the Committee may award non-qualified or incentive stock options, stock appreciation rights, restricted stock or cash awards. The Committee believes that the Long-Term Incentive Plan enables the Company to attract and retain highly-qualified and experienced managers and other key personnel. Under the Long-Term Incentive Plan, the Committee is responsible for establishing who receives awards, the terms of the awards, and the requisite conditions and the size of the awards. In making its determinations, the Committee considers the CEO’s recommendations regarding awards, the person’s position and level of responsibility, the Committee’s subjective assessment of the individual’s performance, as well as the amount and nature of awards previously made to that person.

The Committee did not make any awards under the 2000 Long-Term Incentive Plan to any officers in 2005, except for two stock option awards for 20,000 shares each granted to a new Company officer upon commencement of his employment with the Company. One of these awards was subsequently forfeited because the performance criteria for vesting were not met.

CEO Compensation. The Committee left Mr. von Rosenberg’s base salary for 2005 unchanged from his base salary for 2004. The Committee’s bases for compensation of the CEO are derived from the same considerations discussed above under “—Base Salary,” “—Performance Incentive Awards” and “—Long-Term Incentive Awards”. The Committee believes that the base salary level established for Mr. von Rosenberg reflects his expertise in the Company’s industry and recognizes his continuing leadership of the Company.

The Committee awarded Mr. von Rosenberg a bonus in 2005 of $400,000. The Committee granted this bonus to acknowledge Mr. von Rosenberg’s leadership efforts in rebuilding the Company after the severe damages suffered by three of the Company’s four plants as a result of Hurricanes Katrina and Rita. The Committee acknowledged Mr. von Rosenberg’s efforts in connection with several strategic and government affairs initiatives. The Committee also acknowledged Mr. von Rosenberg’s personal cultivation of several important customer relationships that had resulted in new purchase orders for the Company. The bonus was also intended to provide an incentive for future performance.

The Committee made no grants of stock option awards or any other form of equity compensation or long-term incentive award to Mr. von Rosenberg in 2005.

Section 162(m) of the Internal Revenue Code of 1986 places a limit of $1,000,000 per person on the amount of compensation that may be deducted by the Company in any one fiscal year with respect to the CEO and each of the other four most highly compensated individuals who are executive officers as of the end of the fiscal year. This deduction limitation, however, does not apply to certain “performance based” compensation. The Committee intends that the Company’s compensation plans should qualify for full deductibility in accordance with Section 162(m).

Respectfully submitted,

Paul M. Kearns (Chairman)

Dr. Gary L. Allee

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

During 2005, the Compensation Committee consisted of Mr. Kearns (Chairman) and Dr. Allee. Neither Mr. Kearns nor Dr. Allee had any relationships or transactions with the Company or its subsidiaries required to be disclosed pursuant to Item 402(j) of Regulation S-K under the Exchange Act.

DIRECTOR INDEPENDENCE

The Board of Directors has determined that all members of the Board of Directors, other than Joseph L. von Rosenberg, Avram Glazer and Leonard DiSalvo, are “independent” under the definition set forth in the NYSE listing standards and under the definition of independence established by the Board of Directors. In addition, the Board of Directors has determined that all members of the Company’s Audit Committee, in addition to meeting the above standards, also meet the criteria for independence for audit committee members which are set out in the Exchange Act.

The Board of Directors determines whether each director is independent based upon all relevant facts and circumstances appropriate for consideration in the judgment of the Board. In the context of this review, the Board has adopted a definition of independent director which includes the NYSE definition of independent director. The Company’s definition of independent director is set forth in full below:

(a)	No director qualifies as “independent” unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Company will disclose these determinations annually in its proxy statement.

(b)	In addition:

(i)	A director who is an employee, or whose immediate family member is an executive officer, of the Company is not independent until three years after the end of such employment relationship.

(ii)	A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.

(iii)	A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company, is not “independent” until three years after the end of the affiliation or the employment or auditing relationship.

(iv)	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s executive compensation committee, is not “independent” until three years after the end of such service or the employment relationship.

(v)	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold. Both the payments and the consolidated gross revenues to be measured shall be those reported in the last completed fiscal year.

(vi)	A director who is a control person or director, or the immediate family member of a control person or director, of an entity that is the beneficial owner of 25% of the outstanding shares of common stock of the Company is not independent until three years after the end of such control or director relationship.

STOCK PERFORMANCE GRAPH

The following performance graph compares the Company’s cumulative total stockholder return on its Common Stock with the cumulative total return on (i) the Russell 2000 Index, and (ii) a peer group stock index (the “Peer Group Index”) which consists of three publicly traded companies in the agriproducts industry. The companies that comprise the Peer Group Index are Archer Daniels Midland Company, ConAgra, Inc. and Tyson Foods, Inc.

The cumulative total return computations set forth in the Performance Graph assume the investment of $100 in Common Stock, the Russell 2000 Index, and the Peer Group Index on December 31, 2000. Any dividends are assumed to be reinvested.

	12/31/00		12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Omega Protein Corporation	$100.00	*	$203.33	$263.33	$514.67	573.33	447.33
Peer Group Index	$100.00	*	$97.35	$97.44	$113.13	147.45	133.94
Russell 2000	$100.00	*	$101.02	$79.22	$115.16	135.31	139.81

*	$100 invested on December 31, 2000 including reinvestment of dividends

The Performance Graph and related description shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed with the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company, including its predecessors, was a wholly-owned subsidiary of Zapata until April 1998 when the Company completed an initial public offering of its Common Stock (“Initial Public Offering”). Zapata currently owns approximately 58% of the Company’s outstanding Common Stock. In connection with the Initial Public Offering, the Company and Zapata entered into a number of agreements for the purpose of defining their continuing relationship. These agreements were negotiated in the context of a parent-subsidiary relationship and, therefore, were not the result of arms-length negotiations.

Separation Agreement. The Separation Agreement served as the master agreement for the Company’s separation from Zapata. Pursuant to the Separation Agreement, the Company and Zapata entered into a Sublease Agreement, Registration Rights Agreement, Tax Indemnity Agreement and Administrative Services Agreement. Under the Separation Agreement, Zapata and the Company and its subsidiaries agreed to indemnify each other with respect to any future losses that might arise from the Initial Public Offering as a result of any untrue statement or alleged untrue statement in any Initial Public Offering document or the omission or alleged omission to state a material fact in any Initial Public Offering document (i) in the Company’s case, except to the extent such statement was based on information provided by Zapata and (ii) in Zapata’s case, only to the extent such statement was based on information provided by Zapata.

Registration Rights Agreement. Under the Registration Rights Agreement, the Company granted to Zapata certain rights (the “Registration Rights”) with respect to the registration under the Securities Act of shares of Common Stock owned by Zapata at the closing of the Initial Public Offering (the “Registrable Securities”). Pursuant to the Registration Rights Agreement, Zapata may require the Company, on not more than three occasions after Zapata no longer owns a majority of the voting power of the outstanding capital stock of the Company, to file a registration statement under the Securities Act covering the registration of the Registrable Securities, including in connection with an offering by Zapata of its securities that are exchangeable for the Registrable Securities (the “Demand Registration Rights”). Zapata’s Demand Registration Rights are subject to certain limitations, including that any such registration cover a number of Registrable Securities having a fair market value of at least $50 million at the time of the request for registration and that the Company may be able to temporarily defer a demand registration to the extent it conflicts with another public offering of securities by the Company or would require the Company to disclose certain material non-public information. Zapata will also be able to require the Company to include Registrable Securities owned by Zapata in a registration by the Company of its securities (the “Piggyback Registration Rights”), subject to certain conditions, including the ability of the underwriters for the offering to limit or exclude Registrable Securities therefrom.

The Company and Zapata will share equally the out-of-pocket fees and expenses of the Company associated with a demand registration and Zapata will pay its pro rata share of underwriting discounts, commissions and related expenses (the “Selling Expenses”). The Company will pay all expenses associated with a piggyback registration, except that Zapata will pay its pro rata share of the Selling Expenses. The Registration Rights Agreement contains certain indemnification and contribution provisions (i) by Zapata for the benefit of the Company and related persons, as well as any potential underwriter and (ii) by the Company for the benefit of Zapata and related persons, as well as any potential underwriter. Zapata’s Demand Registration Rights will terminate on the date that Zapata owns, on a fully converted or exercised basis with respect to such securities held by Zapata, Registrable Securities representing less than 10% of the then issued and outstanding voting stock of the Company. Zapata’s Piggyback Registration Rights will terminate at such time as it is able to sell all of its Registrable Securities pursuant to Rule 144 under the Securities Act within a three month period. Zapata also may transfer its Registration Rights to any transferee from it of Registrable Securities that represent, on a fully converted or exercised basis with respect to the Registrable Securities transferred, at least 20% of the then issued and outstanding voting stock of the Company at the time of transfer; provided, however, that any such transferee will be limited to (i) two demand registrations if the transfer conveys less than a majority but more than 30% of the then issued and outstanding voting stock of the Company and (ii) one demand registration if the transfer conveys 30% or less of the then issued and outstanding voting stock of the Company.

Tax Indemnity Agreement. Prior to the Initial Public Offering, the Company was a member of Zapata’s affiliated group and filed its tax returns on a consolidated basis with such group. As a result of the Initial Public Offering, the Company is no longer a member of the Zapata affiliated group. The Tax Indemnity Agreement defines the respective rights and obligations of the Company and Zapata relating to federal, state and other taxes for periods before and after the Initial Public Offering. Pursuant to the Tax Indemnity Agreement, Zapata is responsible for paying all federal income taxes relating to taxable periods ending before and including the date on which the Company is no longer a member of Zapata’s affiliated group. Under the Tax Indemnity Agreement, the Company is responsible for all taxes of the Company with respect to taxable periods beginning after the date on which the Company was no longer a member of Zapata’s affiliated group. The Company is entitled to any refunds (or reductions in tax liability) attributable to any carry back of the Company’s post-Initial Public Offering tax attributes (i.e., net operating losses) realized by the Company after it was no longer a member of Zapata’s affiliated group. Any other refunds arising from the reduction in tax liability involving the Zapata affiliated group while the Company was a member of such group, including but not limited to, taxable periods ending before or including such date (with the exception of any refunds arising from a reduction in tax liability attributable to the Company), belong to Zapata.

Administrative Services Agreement. Under the Administrative Services Agreement, the Company is required to provide Zapata with administrative services upon reasonable request of Zapata. Zapata pays the Company for these services at the Company’s estimated cost of providing these services. This agreement continues until Zapata terminates it on five days advance written notice or until the Company terminates it after Zapata fails to cure a breach of the agreement within thirty days after the Company provides written notice to Zapata of the breach. These services were discontinued in 2005. As of December 31, 2005, Zapata’s outstanding balance under this agreement to the Company was $105,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Common Stock, to file reports of their beneficial ownership (Forms 3, 4, and 5, and any amendment thereto) with the SEC and the New York Stock Exchange. Executive officers, directors, and greater-than-ten percent holders are required to furnish the Company with copies of the forms that they file.

To the Company’s knowledge, all filings applicable to its executive officers, directors, greater-than-ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act were timely filed in 2005, except for a Form 4 for John D. Held reporting an option exercise for 4,500 shares under a Rule 10b5-1 plan that was filed one day late, a Form 4 for Joseph L. von Rosenberg reporting a sale of 4,600 shares under a Rule 10b5-1 plan that was filed one day late, and a Form 4 for Robert W. Stockton reporting an option exercise for 1,000 shares under a Rule 10b5-1 plan that was filed 23 days late due to a broker reporting error.

PROPOSAL 2

APPROVAL OF THE 2006 INCENTIVE PLAN

On April 13, 2006, the Board of Directors approved the establishment of the Omega Protein Corporation 2006 Incentive Plan (the “2006 Plan”) and directed that the 2006 Plan be submitted for approval by the Company’s stockholders. The 2006 Plan is attached as Appendix B to this Proxy Statement. The full text of the 2006 Plan is incorporated herein by this reference, and the following summary is qualified in its entirety by reference to the text of the plan. If approved by the stockholders as set forth herein, the 2006 Plan will become effective on June 7, 2006 (the “Effective Date”).

Under the currently existing Omega Protein Corporation 2000 Long-Term Incentive Plan (the “Existing Plan”), the Company may grant incentive awards with respect to 25% of the shares of outstanding Common Stock on the last day of each calendar quarter (approximately 6.26 million shares), subject to an aggregate available under the Existing Plan of 15 million shares. As of the date of this Proxy Statement, approximately 300,000 shares remained available for grants under the Existing Plan. If the 2006 Plan is approved by the Company’s stockholders, no further awards will be granted under the Existing Plan. The Board of Directors believes that the 2006 Plan is necessary to allow the Company to continue to emphasize equity-based compensation in structuring compensation packages for key employees and other key personnel. The Board of Directors believes that equity-based compensation is an important aspect of overall compensation that will yield the greatest benefit for the stockholders, because the value of such compensation is directly dependent on the return on stockholders’ investments.

SUMMARY OF THE 2006 PLAN

The description set forth below summarizes the principal terms and conditions of the 2006 Plan; however, it does not purport to be complete and is qualified in its entirety by reference to the 2006 Plan. Capitalized terms not otherwise defined herein shall have the meanings of such terms in the 2006 Plan.

General

The primary objectives of the 2006 Plan are to promote the long-term financial success of the Company and its subsidiaries and to increase stockholder value by:

•	encouraging the commitment of selected key employees, consultants and independent directors;

•	motivating superior performance;

•	encouraging and providing them with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Stockholders;

•	attracting and retaining them by providing competitive incentive compensation opportunities; and

•	enabling them to share in the long-term growth and success of the Company.

Shares Subject to 2006 Plan

Subject to adjustment under Section 5.5 of the 2006 Plan, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) the lesser of 25% shares of Common Stock that are outstanding on the last day of each calendar quarter (currently, approximately 6.26 million shares), or 15 million Shares. The total number of Shares reserved for issuance under the Plan that shall be available for Incentive Stock Options shall be five million. The number of shares of Common Stock that are the subject of Incentive Awards under the 2006 Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards unless otherwise required under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The number of shares available under both the 2006 Plan and outstanding incentive awards are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalization or similar transactions, or resulting from a change in applicable laws or other circumstances.

No more than 5 million shares of Common Stock, subject to adjustments, may be granted or may vest, as applicable, pursuant to Incentive Awards under the 2006 Plan to any one individual employee in any calendar year. The maximum aggregate cash payout with respect to Incentive awards granted in any calendar year which may be made to any one individual employee is $5,000,000.

Administration

The 2006 Plan provides that it is to be administered by a committee appointed by the Board of Directors consisting of not less than two directors who fulfill the “non-employee director” requirements of Rule 16b-3 under the Exchange Act, the “outside director” requirements of Section 162(m) of the Code and the “independent” requirement of the rules of any national securities exchange or the NASDAQ, as the case may be, on which any of the securities of the Company are traded, listed or quoted, if any. The Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions. Notwithstanding the foregoing, the term “Committee” as used in the 2006 Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board.

The Committee has the full power and authority to grant to eligible persons the incentive awards described below (“Incentive Awards”) and determine the terms and conditions under which Incentive Awards are made. The Committee is authorized to, among other things, determine the size, duration and type, as well as terms and conditions (which need not be identical) of each Incentive Award. The terms of Incentive Awards will be reflected in an agreement between the participant and us. The Committee also construes and interprets the 2006 Plan and any related Incentive Agreements. The Committee has the authority to grant an award of Restricted Stock, cash or other stock-based awards that comply with the performance-based requirements of Code Section 162(m). All determinations and decisions of the Committee are final, conclusive and binding on all parties. The Company will indemnify members of the Committee against any damage, loss, liability, cost or expenses arising in connection with any claim, action, suit or proceeding by reason of any action taken or failure to act under the 2006 Plan, except for any such act or omission constituting willful misconduct or gross negligence.

Eligibility

Employees, consultants, and independent directors are eligible to participate in the 2006 Plan.

Term of the 2006 Plan

The 2006 Plan will remain in effect, subject to the right of the Board of Directors to terminate it earlier under certain circumstances, until all shares of Common Stock subject to the 2006 Plan are purchased or acquired. However, no Incentive Awards may be granted under the 2006 Plan after ten years from the Effective Date.

Outstanding Awards

As of the date of this Proxy Statement, no awards have been granted under the 2006 Incentive Plan.

Types of Incentive Awards

Under the 2006 Plan, the Committee may grant Incentive Awards which may be any of the following:

(i)	incentive stock options as defined in Section 422 of the Code;

(ii)	nonstatutory stock options;

(iii)	restricted stock;

(iv)	performance awards by reference to performance units (cash) or performance shares (shares of Common Stock);

(v)	other stock-based awards payable in shares of Common Stock, cash, or other consideration or a combination thereof related to such shares, including but not limited to stock appreciation rights settled in cash or Common Stock;

(vi)	supplemental payments dedicated to the payment of income taxes; and

(vii)	outside director awards.

Stock Options

Incentive stock options and nonstatutory stock options as described below together are called “Options.” The terms of each Option will be reflected in an Incentive Agreement.

Options entitle the holder to purchase a specified number of Shares of Common Stock at a specified exercise price subject to the terms and conditions of the option grant. The option price per share of all incentive stock options must be at least 100% of the fair market value per share of Common Stock on the date of grant. In addition, to be exempt from deferred compensation under Code Section 409A or to comply with Code Section 162(m), Options must be granted at 100% of the fair market value per share on the date of grant. The aggregate fair market value of shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year cannot exceed $100,000. To the extent that the fair market value of shares of Common Stock with respect to which incentive stock options become exercisable for the first time during any calendar year exceeds $100,000, the portion in excess of $100,000 will be treated as a nonstatutory option. If an optionee owns more than 10% of the outstanding shares of Common Stock at the time the optionee is granted an incentive stock option, the option price per share cannot be less than 110% of the fair market value per share on the date of grant and the term of the option cannot exceed five years.

Restricted Stock

A Restricted Stock award consists of a grant of Common Stock that is subject to a substantial risk of forfeiture or otherwise restricted until conditions established at the time of grant are satisfied. The Committee shall designate the vesting date or dates for each award of restricted shares, and may prescribe other restrictions, terms and conditions applicable to the vesting of such restricted shares. The stock certificate or certificates representing Restricted Stock will be registered in the name of the holder to whom such shares have been awarded and, until the shares are vested, the certificates representing the Restricted Stock will bear a restrictive legend to the effect that ownership of the Restricted Stock and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the 2006 Plan and the applicable agreement entered into between the holder and the Company. The certificate may remain in the custody of the Company or its designee, together with a stock power endorsed in blank, so as to permit the retransfer to the Company of all or any portion of the Restricted Stock that is forfeited or otherwise does not become vested in accordance with the 2006 Plan or the applicable Incentive Agreement. Unless otherwise designated by the Committee, the holder of Restricted Stock will have the right to vote such shares and to exercise all of the rights, powers and privileges of a holder of Shares of Common Stock. The Committee may also limit a holder’s right to receive dividends.

Performance Units and Shares and Other Stock-Based Awards

The 2006 Plan also authorizes the Committee to grant Performance Awards in the form of performance units or performance shares or other stock-based awards to individuals eligible to participate in the 2006 Plan.

Performance units and shares may be granted by the Committee on such terms and conditions as determined by the Committee for a performance period. For each performance period, the Committee will establish specific financial or non-financial performance objectives, the number of performance units or performance shares and their contingent values, which values may vary depending on the degree to which such objectives are met. Other stock-based awards may consist of awards that are valued, in whole or in part, by reference to, or otherwise based on, Shares of Common Stock. Subject to the terms of the 2006 Plan, the Committee may determine any terms and conditions of other stock-based awards; provided, however, that those Incentive Awards intended to qualify as performance-based compensation under Code Section 162(m) shall comply with the standards specified in the 2006 Plan and in accordance with Section 162(m) and the regulations thereunder. Payment of stock-based awards will be in shares of Common Stock, cash or other consideration, or a combination thereof related to those Incentive Awards as the Committee determines in its discretion.

Supplemental Payments for Taxes

The Committee may grant, in connection with nonstatutory stock options, stock appreciation rights, restricted stock or performance awards, a supplemental payment in an amount not to exceed the amount necessary to pay the federal and state income taxes payable by a participant with respect to the Incentive Award and the receipt of such supplemental payment.

Independent Director Awards

Each Independent Director who is elected or appointed to the Board for the first time after the Effective Date of the 2006 Plan shall automatically receive, on the date of his or her election or appointment, a nonqualified Stock Option for a number of shares of Common Stock as determined by the Committee.

On the date of the regular annual meeting of stockholders of the Company in each year that this Plan is in effect, each independent director who is serving on that day, including an independent director who was elected for the first time at such annual meeting, shall automatically receive a nonqualified Stock Option grant for a number of shares of Common Stock as determined by the Committee.

On the last day of each calendar quarter (each such date, an “Election Date”), an independent director may elect to receive a percentage (the percentage so elected being the “Elected Percentage”) of the independent director’s fees (including both annual retainer fees, if any, and meeting and per diem fees) the Company otherwise would pay in cash to the independent director for his or her service as an independent director during the quarterly period immediately following such Election Date (the “Service Period”) in shares of Common Stock.

Termination of Employment

The 2006 Plan gives the Committee discretion to establish and include in Incentive Agreements any acceleration vesting, lapse of restrictions, the exercise period, and other terms and conditions in the event of termination of employment, death, disability or retirement.

Change in Control

The 2006 Plan, as amended, provides that unless otherwise specified in an Incentive Agreement, upon a Change in Control (as defined in the 2006 Plan), all outstanding Awards granted automatically become fully vested, any restrictions with respect to such Awards lapse and any performance goals with respect to such Awards are deemed to have been met in full.

Incentive Awards Nontransferable

Generally, no Incentive Award may be assigned, sold or otherwise transferred by a participant, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order under

Section 414(p) of the Code. Furthermore, no Incentive Award may be subject to any encumbrance, pledge, lien, assignment or charge. An Incentive Award may be exercised during the participant’s lifetime only by the participant or the participant’s legal guardian. However, in the discretion of the Committee, the Incentive Agreements for a nonstatutory stock option may provide that the nonstatutory stock option is transferable to members of the participant’s immediate family, a trust or trusts for the exclusive benefit of such immediate family members, or a partnership in which such immediate family members are the only partners. The 2006 Plan contains provisions permitting such a transfer if there is no consideration for such transfer, such transfer is approved by the Committee, and such transfer is expressly provided for in the applicable Incentive Agreement.

Amendment and Termination of the 2006 Plan

The Board may amend or terminate the 2006 Plan at any time, except that the 2006 Plan may not be modified or amended without the approval of the stockholders of the Company (within the time period required by applicable law, if any), if such amendment would:

(i)	increase the number of shares of Common Stock that may be issued thereunder, except in connection with the recapitalization or reclassification of Common Stock;

(ii)	amend the eligibility requirements for employees to participate in the 2006 Plan;

(iii)	increase the maximum limits on Incentive Awards to employees as set for compliance with the Performance-Based Exception under Section 162(m) of the Code;

(iv)	extend the term of the 2006 Plan;

(v)	permit the cancellation of Incentive Awards of Options for which the shares of Common Stock have a current Fair Market Value that is less than the Fair Market Value of the Shares of Common Stock under such Option on the date of grant; or

(vi)	decrease the authority granted to the Committee under the 2006 Plan in contravention of Rule 16b-3 under the Securities Exchange Act of 1934.

No termination, amendment or modification of the 2006 Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a participant without his or her written consent.

Income Tax Withholding and Federal Income Consequences of Awards Granted Under the 2006 Plan

Tax Withholding. The Company has the power and right to deduct or withhold, or require a grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the 2006 Plan, as amended, or an Incentive Award granted thereunder.

Share Withholding. With respect to tax withholding required upon the exercise of stock options, upon the lapse of restrictions on restricted stock, or upon any other taxable event arising as a result of any Incentive Awards, grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares having a fair market value on the date the tax is to be determined equal to the statutory total tax which could be imposed on the transaction.

THE FOLLOWING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE UNDER THE CODE WITH RESPECT TO INCENTIVE AWARDS GRANTED UNDER THE 2006 PLAN AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF ALL RELEVANT PROVISIONS OF THE CODE. MOREOVER, THIS SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS UNDER THE CODE, WHICH ARE SUBJECT TO CHANGE. THE TREATMENT OF FOREIGN, STATE, LOCAL OR ESTATE TAXES IS NOT ADDRESSED. THE TAX CONSEQUENCES OF THE INCENTIVE AWARDS

ARE COMPLEX AND DEPENDENT UPON EACH INDIVIDUAL’S PERSONAL TAX SITUATION. ALL PARTICIPANTS ARE ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR RESPECTING INCENTIVE AWARDS.

Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or a “qualified” exercise of any incentive stock option. The Company is not entitled to a deduction at the time of grant or “qualified” exercise. Instead, a participant will recognize taxable income with respect to incentive stock options only upon the sale of shares of Common Stock acquired through the “qualified” exercise of an option. The “qualified” exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

Generally, the tax consequences of selling shares of Common Stock acquired upon the exercise of an incentive stock option will vary with the length of time that the participant has owned the shares of Common Stock at the time it is sold. If the participant sells shares of Common Stock acquired upon the “qualified” exercise of an incentive stock option, which means selling it after having owned it for more than two years from the date the option was granted and one year from the date the option was exercised, then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the shares of Common Stock sold over the exercise price.

If the participant sells shares of Common Stock acquired upon the exercise of incentive stock options for more than the exercise price prior to having owned it for more than two years from the date the option was granted and one year from the date the option was exercised (a disqualifying disposition), then the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares acquired on the date of exercise (or, if less, the sale price of the shares) and the exercise price. The Company is generally entitled to a tax deduction at the same time and in the same amount as the ordinary income recognized by the participant from such disposition.

If a participant sells shares of stock acquired upon the exercise of an incentive stock option for less than the exercise price, then the participant may recognize a capital loss in an amount equal to the excess of the exercise price over the sale price of the shares.

Nonstatutory Stock Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option granted at Fair Market Value of shares on the date of grant nor will the Company be entitled to a deduction at that time. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary income in an amount equal to the excess of the fair market value of the Shares of Common Stock acquired through the exercise of the option on the date the option was exercised over the exercise price, and the Company will generally recognize a corresponding tax deduction in the same amount at the same time.

With respect to any shares of Common Stock acquired upon the exercise of a nonstatutory stock option, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling the shares, a participant will generally recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares and the participant’s tax basis in the shares.

Restricted Shares. A participant will not recognize taxable income upon the grant of an award of restricted shares (nor will the Company be entitled to a deduction) unless the participant makes an election under Section 83(b) of the Code. If the participant makes a Section 83(b) election within 30 days of the date the restricted shares are granted, then the participant will recognize ordinary income, for the year in which the award is granted, in an amount equal to the excess of the fair market value of the shares of Common Stock at the time the award is granted over the purchase price, if any, paid for the shares of Common Stock. If such election is made and the participant subsequently forfeits some or all of the shares, then the participant generally will not be entitled to any refund of taxes paid as a result of the Section 83(b) election, and may take a loss only with respect to the amount actually paid for the shares. If a Section 83(b) election is not made, then the participant will recognize ordinary income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of such lapse over the original price paid for the shares of Common Stock, if any. The participant will have a tax basis in the shares of Common Stock acquired equal to the sum of the price paid, if any, and the amount of ordinary income recognized at the time the Section 83(b) election is made or at the time the forfeiture provisions or transfer restriction lapse, as is applicable.

Upon the disposition of shares of Common Stock acquired pursuant to an award of restricted shares, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares of Common Stock and the participant’s tax basis in the shares of Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or on the date after the award is granted if the Section 83(b) election is made.

The Company will generally be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income on the Restricted Stock, whether by vesting or a Code Section 83(b) election, in the same amount as the ordinary income recognized by the participant.

Other Stock-Based Awards and Performance Awards. Generally a participant will not recognize any taxable income upon the grant of other stock-based awards or performance awards. Generally, upon the payment of other stock-based awards or performance awards, a participant will recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding tax deduction in the same amount and at the same time.

However, if any such shares are subject to substantial restrictions, such as a requirement of continued employment or the attainment of certain performance objectives, the participant will not recognize income and the Company will not be entitled to a deduction until the restrictions lapse, unless the participant elects otherwise by filing an election under Code Section 83(b) as described above. The amount of a participant’s ordinary income and the Company’s deduction will generally be equal to the fair market value of the shares at the time the restrictions lapse.

Code Section 409A. New Code Section 409A generally provides that any deferred compensation arrangement which does not meet specific requirements regarding (i) timing of payouts, (ii) advance election of deferrals and (iii) restrictions on acceleration of payouts results in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income are also subject to a 20% excise tax and interest. In general, to avoid a Code Section 409A violation, amounts deferred may only be paid out on separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department) or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year prior to performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax.

Code Section 409A is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, disability pay or death benefits, and may be applicable to certain awards under the 2006 Plan. The new Code Section 409A is effective with respect to amounts deferred after December 31, 2004. The Treasury Department has provided interim guidance on transition issues and the meaning of various provisions of new Code Section 409A and is expected to provide additional guidance in the form of final regulations. Incentive Awards under the 2006 Plan that are subject to Code Section 409A are intended to satisfy the requirements of Code Section 409A, as specified in an Incentive Agreement.

Other Tax Considerations. Upon accelerated exercisability of Options and accelerated lapsing of restrictions upon restricted stock or other Incentive Awards due to a change in control (as defined in Code Section 280G) certain amounts associated with such Incentive Awards could, depending upon the individual circumstances of the participant, constitute “excess parachute payments” under Section 280G of the Code. Under these Code provisions, a Grantee will be subject to a 20% excise tax on any “excess parachute payment” payments, and the Company will be denied any deduction with respect to such excess parachute payment. The 2006 Plan provides that if a Grantee is a “disqualified individual” (as defined in Section 280G of the Code) and the accelerated vesting of an Incentive Award and/or the termination of the restricted period occurs with respect to a change in control, as defined in Code Section 280G, together with any other payments which the Grantee has the right to receive from the Company and its Affiliates, whether or not under this Plan, would constitute a “parachute payment” (as defined in Section 280G of the Code), then, except to the extent such Grantee has entered into an Incentive Agreement or a written severance or employment agreement with the Company that expressly provides for a “parachute tax gross-up,” such accelerated vesting and/or termination of the restricted period provided under the paragraph above shall be reduced to the extent necessary (beginning with Options) so that the present value thereof (as determined for parachute purposes) to the Grantee will be one dollar less than three times the Grantee’s “base amount” (as defined in Section 280G of the Code), but only if such reduction produces a better net after-tax position to the Grantee. Such determinations shall be made by the Company in good faith. The limit on the deductibility of compensation under Section 162(m) of the Code is also reduced by the amount of any excess parachute payments. Whether amounts constitute excess parachute payments depends upon, among other things, the value of the Incentive Awards accelerated and the past compensation of the participant.

Generally, taxable compensation earned by “covered employees” (as defined in Code Section 162(m)) subject to Code Section 162(m) for Options, restricted stock or other applicable Incentive Awards is intended to constitute qualified performance-based compensation. The Company should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the covered employees without any reduction under the limitations of Section 162(m) on deductible compensation paid to such employees. However, the Committee may determine, within its sole discretion, to grant Incentive Awards to such covered employees that do not qualify as performance-based compensation. Under Section 162(m), the Company is denied a deduction for annual compensation paid to such employees in excess of $1,000,000.

The foregoing U.S. federal income tax information is only a summary and does not purport to be a complete statement of all of the relevant provisions of the Code. The effect of any foreign, state, local or estate taxes is not addressed.

Vote Required. The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote is required for the adoption of the Plan.

The Board of Directors believes that it is in the best interests of the Company to continue to provide key employees, consultants and independent directors with the opportunity to acquire an ownership interest in the Company through their participation in the 2006 Plan and more closely align their interests with those of the Company’s stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE 2006 PLAN.

PROPOSAL 3

RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected the firm of PricewaterhouseCoopers LLP, which firm has served as the Company’s independent certified public accounting firm for the past five fiscal years, to conduct an audit, in accordance with generally accepted auditing standards, of the Company’s financial statements for the fiscal year ending December 31, 2006. The Company expects representatives of PricewaterhouseCoopers LLP to be present at the Annual Meeting to respond to appropriate questions and to make a statement, if they so desire. This selection is being submitted for ratification at the meeting.

Audit and Non-Audit Fees

Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2005 and 2004 are set forth below.

	2005	2004
Audit Fees	$535,500	$567,000
Audit-Related Fees	$39,710	$47,400
Tax Fees	$4,720	$11,850
All Other Fees	$155,975	0

Total	$735,905	$626,250

None of the services described above were approved by the Audit Committee under the de minimus exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of three independent directors and operates under a written charter adopted by the Audit Committee and the Board of Directors. The full text of the Audit Committee’s charter may be viewed at the Company’s website, www.omegaproteininc.com.

All three of the Audit Committee members are independent and financially literate as determined by the Board under applicable standards set by the NYSE, the Exchange Act and the Board. In addition, the Board has determined that Mr. Nicodemus is an “audit committee financial expert” as defined under SEC regulations.

The Audit Committee’s report for fiscal year 2005 is set forth below:

In connection with the December 31, 2005 financial statements of the Company, the Audit Committee: (i) reviewed and discussed the audited financial statements with management, (ii) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 161, (iii) received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditor the independent auditor’s independence, and (iv) considered the compatibility of any non-audit services provided by the independent auditor with the auditor’s independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the Company’s audited financial statements be included in the Securities and Exchange Commission Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Dated March 6, 2006

AUDIT COMMITTEE

Harry O. Nicodemus IV (Chairman)

Gary L. Allee

William E. M. Lands

The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and it shall not otherwise be deemed filed with the SEC.

Vote Required. The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote is required for the ratification of PricewaterhouseCoopers LLP. The Company’s Articles of Incorporation and Bylaws do not require that stockholders ratify the appointment of the Company’s independent registered public accounting firm. The Company is seeking ratification because the Company believes that this is a good corporate governance practice. In the event that stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers, but may ultimately determine to retain PricewaterhouseCoopers as the Company’s independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE EACH RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S FISCAL YEAR ENDED DECEMBER 31, 2006.

OTHER MATTERS

The Board of Directors is not presently aware of any matters to be presented at the Annual Meeting other than the election of directors, the adoption of the 2006 Incentive Plan, and the ratification of PricewaterhouseCoopers LLP as the Company’s independent certified public accounting firm. If, however, other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named therein to act in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Pursuant to the Company’s Bylaws, stockholder proposals to be presented at the fiscal year 2007 Annual Meeting of Stockholders of the Company must be received by the Company by no later than 90 days before the date of the 2007 Annual Meeting of Stockholders. In addition to any requirements under the federal securities laws, the Company’s Bylaws require that a stockholder proposal notice must contain the following information: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the books of the Company, of the stockholder proposing such business, (iii) the class and number of shares of the stock of the Company that are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. If timely notice of a stockholder proposal is not given, then the proposal may not be brought at the 2007 Annual Meeting of Stockholders.

Under applicable securities laws, stockholder proposals must be received by the Company no later than 120 days prior to April 26, 2007 to be considered for inclusion in the Company’s proxy statement relating to the 2007 Annual Meeting or, if the Company changes the date of the 2007 Annual Meeting by more than 30 days from the date of the 2006 Annual Meeting, then stockholder proposals must be received by the Company a reasonable time before the Company begins to print and mail its proxy statement for the 2007 Annual Meeting.

Stockholder proposals must be mailed to Omega Protein Corporation, to the attention of the Secretary, 2101 CityWest Boulevard, Building 3—Suite 500, Houston, TX 77042.

THE COMPANY WILL FURNISH WITHOUT CHARGE COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, TO INTERESTED STOCKHOLDERS ON REQUEST. THE COMPANY WILL ALSO FURNISH TO ANY SUCH PERSON ON REQUEST ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING SUCH REPORT UPON PAYMENT OF REASONABLE FEES RELATING TO THE COMPANY FURNISHING SUCH EXHIBITS. REQUESTS FOR COPIES SHOULD BE DIRECTED TO JOHN D. HELD, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY, OMEGA PROTEIN CORPORATION, 2101 CITYWEST BOULEVARD, BUILDING 3—SUITE 500, HOUSTON, TX 77042.

ANNUAL REPORT

The Company’s Annual Report to Stockholders containing audited financial statements for 2005 is being mailed with this Proxy Statement to all stockholders of record.

By order of the Board of Directors

JOHN D. HELD Executive Vice President, General Counsel and Secretary

Houston, Texas

April 26, 2006

Appendix A

OMEGA PROTEIN CORPORATION

AUDIT COMMITTEE CHARTER

Approved by the Board of Directors on April 13, 2006

Purpose

The Audit Committee’s purpose is to:

A)	assist the Board of Directors of Omega Protein Corporation (the “Company”) with oversight of:

i.	the integrity of the Company’s financial statements,

ii.	the Company’s compliance with legal and regulatory requirements,

iii.	the independent auditor’s qualifications and independence, and

iv.	the performance of the Company’s internal audit function and independent auditors, and

B)	prepare the Audit Committee report that the Securities and Exchange Commission rules require be included in the Company’s annual proxy statement.

Committee Membership

The Committee shall be comprised of no fewer than three members. Each member of the Committee must satisfy the requirements governing independence of audit committee members established by the New York Stock Exchange and Securities and Exchange Commission (the “SEC”), including those issued pursuant to Rule 10A-3 of the Securities Exchange Act of 1934. The Committee’s composition shall also satisfy the requirements as shall be provided in the Company’s By-laws or as the Board shall otherwise determine.

In addition to the independence requirements, each member of the Committee must be financially literate, and at least one member of the Committee must have accounting or related financial management expertise and satisfy the criteria to be an audit committee financial expert under the rules and regulations of the SEC, as those qualifications are interpreted by the Company’s Board of Directors.

No Committee member shall serve on the audit committees of more than two other public companies at the same time as he or she serves on this Committee, unless the Board specifically determines that it would not impair the ability of an existing or prospective Committee member to serve effectively on the Committee.

The members of the Committee and the Committee Chairman shall be appointed, and may be replaced, by the Board upon consideration of the recommendations of the Directors. Committee members and the Chairman shall serve until they are replaced, they resign or their successor shall be duly elected and qualified.

Meetings

The Committee will meet at least quarterly, and at any additional times as the Board or Committee deems necessary. The Chairman will preside, when present, at all meetings of the Committee. The Committee may meet by telephone or videoconference and may take action by written consent.

Duties and Responsibilities

The duties and responsibilities of the Audit Committee are to:

A)

appoint, retain, terminate and oversee the work of the Company’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services (subject, if applicable, to stockholder ratification) and determine the compensation of the independent auditors. The independent auditor must report directly to the Audit Committee. The Audit Committee should approve in advance the terms of engagement of the independent auditors, including audit

A-1

services (which may include comfort letters) and otherwise permissible, non-audit services. The Audit Committee hereby delegates to the Chairman of the Audit Committee the authority to approve such audit or non-audit services if the Chairman’s pre-approval is presented to the full Audit Committee at a scheduled meeting;

B)	at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditors’ independence) all relationships between the independent auditors and the Company. The Audit Committee will annual evaluate the auditor’s qualifications, performance and independence after reviewing the auditor’s report and the auditor’s work throughout the year;

C)	meet to review and discuss the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

D)	discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

E)	conduct any investigation appropriate to fulfilling its responsibilities. The Audit Committee has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the authority to retain, at the Company’s expense, special independent counsel, advisers or other consultants or experts it deems necessary in the performance of its duties;

F)	discuss policies with respect to risk assessment and risk management;

G)	meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

H)	review with the independent auditors any audit problems or difficulties and management’s response;

I)	determine that the business practices and conduct of employees and other representatives of the Company comply with the policies and procedures of the Company;

J)	set clear hiring policies for employees or former employees of the independent auditors;

K)	report regularly to the Board of Directors; and

L)	establish procedures for the receipt, retention and treatment of complaints received by the Company, regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other

The Audit Committee should evaluate its performance annually.

The Audit Committee should establish the duties and responsibilities of the Company’s internal audit department.

The Company shall provide to the Committee appropriate funding, as determined by the Committee, for the payment of:

A)	Fees to the independent auditor for preparing and issuing an audit report or performing other audit, review or attest services for the Company;

B)	Compensation for any advisers engaged by the Committee; and

C)	Administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee’s duties.

A-2

APPENDIX B

OMEGA PROTEIN CORPORATION

2006 INCENTIVE PLAN

i

ii

OMEGA PROTEIN CORPORATION

2006 INCENTIVE PLAN

SECTION 1.

GENERAL PROVISIONS RELATING TO

PLAN GOVERNANCE, COVERAGE AND BENEFITS

WHEREAS, the Board of Directors of Omega Protein Corporation authorized the establishment of Omega Protein Corporation 2006 Incentive Plan (the “Plan”), subject to shareholder approval as provided herein;

NOW, THEREFORE, the Plan is hereby established as follows:

1.1    Purpose

The purpose of the Plan is to foster and promote the long-term financial success of Omega Protein Corporation (the “Company”) and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

The Plan provides for payment of various forms of incentive compensation and it is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan shall be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 6.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date. Subject to the approval of stockholders, the Plan is effective as of May 30, 2006 (the “Effective Date”).

1.2    Definitions

The following terms shall have the meanings set forth below:

(a) Authorized Officer. The Chief Executive Officer or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(b) Board. The Board of Directors of the Company.

(c) Change in Control. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, any of the events described in and subject to Section 5.7.

(d) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

(e) Committee. A committee appointed by the Board consisting of not less than two directors as appointed by the Board to administer the Plan. During such period that the Company is a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who fulfill the “non-employee director” requirements of Rule 16b-3 under the Exchange Act, the “outside director” requirements of Section 162(m) of the Code and the “independent” requirements of the rules of any national securities exchange or the NASDAQ, as the case may be, on which any of the securities of the Company are traded, listed or quoted. The Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph. Notwithstanding the foregoing, if the composition of the Board does not provide the Company the ability to establish a committee meeting the foregoing requirements, the Plan shall be administered by the full Board.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

Notwithstanding the preceding paragraphs, the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

(f) Common Stock. The common stock of the Company, $0.01 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

(g) Company. Omega Protein Corporation, a corporation organized under the laws of the State of Nevada, and any successor in interest thereto.

(h) Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six (6) months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who (i), in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

(i) Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation § 1.162-27(c) (or its successor), during such period that the Company is a Publicly Held Corporation.

(j) Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development and financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

(k) Employment. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, or government service, or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.

Unless otherwise provided in the Incentive Agreement, the term “Employment” for purposes of the Plan is also defined to include (i) compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary) and (ii) membership on the Board by an Outside Director.

(l) Exchange Act. The Securities Exchange Act of 1934, as amended.

(m) Fair Market Value. Except as set forth below, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the average of the highest and lowest sales price of a share of Common Stock as reported on the consolidated reporting system for the securities exchange(s) on which Shares are then listed or admitted to trading (as reported in the Wall Street Journal or other reputable source), or (ii) if not so reported, the average of the highest and lowest sale price for a Share as quoted on the Nasdaq Stock Market, Inc. (“NASDAQ”), or (iii) if not quoted on NASDAQ, the average of the average of the highest and lowest bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System or any other method permitted by Code Section 409A and the regulations thereunder. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported or any other method permitted by Code Section 409A and the regulations thereunder.

If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith and consistent with Code Section 409A as it shall determine. In this respect, the Committee may rely on such financial data, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.

(n) Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

(o) Immediate Family. With respect to a Grantee, the Grantee’s spouse, children or grandchildren (including legally adopted and step children and grandchildren)

(p) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 5.1(a).

(q) Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonqualified Stock Option, Incentive Stock Option, Reload Option, Restricted Stock Award, Other Stock-Based Award or Performance Award or Outside Director Awards.

(r) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

(s) Insider. An individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(t) Nonqualified Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

(u) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(v) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon Common Stock, and is payable in Common Stock, cash or other consideration.

(w) Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary within the meaning of 16b-3 under the Exchange Act and who is certified by the Board as an independent director; provided, however, that a person who is a control person or director of an entity that is the beneficial owner of 25% or more of outstanding shares of the Company shall not be deemed to be a “non-employee” director.

(x) Outside Director Awards. Awards automatically made to Outside Directors under Section 4.4 of the Plan.

(y) Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Section 424(e) of the Code.

(z) Performance Award. An award granted by the Committee to the Grantee under Section 4.3.

(aa) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code § 162(m) and Treasury Regulation § 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

(bb) Performance Period. A period of time, as may be determined in the discretion of the Committee and set out in the Incentive Agreement, over which performance is measured for the purpose of determining a Grantee’s right to and the payment value of an Incentive Award.

(cc) Performance Share or Performance Unit. An Incentive Award that is a Performance Award under Section 4.3 representing a contingent right to receive cash or Shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and in the case of Performance Units is denominated in cash values.

(dd) Plan. The Omega Protein Corporation 2006 Incentive Plan as set forth herein and as it may be amended from time to time.

(ee) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

(ff) Restricted Stock. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

(gg) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

(hh) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

(ii) Share. A share of the Common Stock.

(jj) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 5.5.

(kk) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee or (ii) a Nonqualified Stock Option granted to an Employee, Consultant or Outside Director, where under such stock option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, only an Employee may be granted an Incentive Stock Option.

(ll) Subsidiary. Any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.

(mm) Supplemental Payment. Any amount, as described in Sections 2.4, 3.4 or 4.3, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

1.3    Plan Administration

(a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan including, without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or any Incentive Agreement. The determinations of the Committee shall be final and binding.

(b) Meetings. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(c) Decisions Binding. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its stockholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

(d) Modification of Outstanding Incentive Awards. Subject to the stockholder approval requirements of Section 6.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner (including the repricing of an Incentive Award) that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a “modification” within the meaning of Section 424(h)(3) unless otherwise agreed to by the Grantee in writing, and with respect to any Stock Option no adjustment will be made if it constitutes a modification or results in deferred compensation under Code Section 409A unless otherwise agreed to by the Grantee in writing.

(e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties under this Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, while the Company is a Publicly Held Corporation, the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or (ii) take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

(f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

(g) Surrender of Previous Incentive Awards. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and canceled.

(h) INDEMNIFICATION. EACH PERSON WHO IS OR WAS A MEMBER OF THE COMMITTEE, OR OF THE BOARD, SHALL BE INDEMNIFIED BY THE COMPANY AGAINST AND FROM ANY DAMAGE, LOSS, LIABILITY, COST AND EXPENSE THAT MAY BE IMPOSED UPON OR REASONABLY INCURRED BY HIM IN CONNECTION WITH OR RESULTING FROM ANY CLAIM, ACTION, SUIT, OR PROCEEDING TO WHICH HE MAY BE A PARTY OR IN WHICH HE MAY BE INVOLVED BY REASON OF ANY ACTION TAKEN OR FAILURE TO ACT UNDER THE PLAN (INCLUDING SUCH INDEMNIFICATION FOR A PERSON’S OWN, SOLE, CONCURRENT OR JOINT NEGLIGENCE OR STRICT LIABILITY), EXCEPT FOR ANY SUCH ACT OR OMISSION CONSTITUTING WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. SUCH PERSON SHALL BE INDEMNIFIED BY THE COMPANY FOR ALL AMOUNTS PAID BY HIM IN SETTLEMENT THEREOF, WITH THE COMPANY’S APPROVAL, OR PAID BY HIM IN SATISFACTION OF ANY JUDGMENT IN ANY SUCH ACTION, SUIT, OR PROCEEDING AGAINST HIM, PROVIDED HE SHALL GIVE THE COMPANY AN OPPORTUNITY, AT ITS OWN EXPENSE, TO HANDLE AND DEFEND THE SAME BEFORE HE UNDERTAKES TO HANDLE AND DEFEND IT ON HIS OWN BEHALF. THE FOREGOING RIGHT OF INDEMNIFICATION SHALL NOT BE EXCLUSIVE OF ANY OTHER RIGHTS OF INDEMNIFICATION TO WHICH SUCH PERSONS MAY BE ENTITLED UNDER THE COMPANY’S ARTICLES OF INCORPORATION OR BYLAWS, AS A MATTER OF LAW, OR OTHERWISE, OR ANY POWER THAT THE COMPANY MAY HAVE TO INDEMNIFY THEM OR HOLD THEM HARMLESS.

1.4    Shares of Common Stock Available for Incentive Awards

Subject to adjustment under Section 5.5, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) the lesser of twenty-five percent (25%) of Shares of Common Stock that are outstanding on the last day of each calendar quarter or fifteen (15) million Shares. The total number of Shares reserved for issuance under the Plan (pursuant to the previous sentence) that shall be available for Incentive Stock Options shall be five (5) million. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, withheld for tax withholding requirements, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Incentive Awards.

During any period that the Company is a Publicly Held Corporation, the following rules shall apply to grants of Incentive Awards to Employees:

(a) Subject to adjustment as provided in Section 5.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted or that may vest, as applicable, in any calendar year pursuant to any Incentive Award held by any individual Employee shall be five million (5,000,000).

(b) The maximum aggregate cash payout (including SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any individual Employee shall be five million dollars ($5,000,000).

(c) With respect to any Stock Option or Stock Appreciation Right granted to an Employee that is canceled or repriced, the number of Shares subject to such Stock Option or stock appreciation right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or stock appreciation rights granted to such Employee hereunder to the extent such is required in accordance with Section 162(m) of the Code.

(d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5    Share Pool Adjustments for Awards and Payouts.

The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a) Stock Options;

(b) Restricted Stock Awards;

(c) A payout of an Other Stock-Based Award or Performance Awards in Shares; and

(d) Outside Directors Awards in Shares.

The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a) A payout of an Other Stock-Based Award or Performance Awards in the form of cash;

(b) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and

(c) Payment of an Option Price or Restricted Stock purchase price as provided in the Incentive Agreement or as determined by the Compensation Committee in its sole discretion with previously acquired Shares or by withholding Shares that otherwise would be acquired on exercise or grant (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price or Restricted Stock purchase price).

1.6    Common Stock Available.

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7    Participation

(a) Eligibility. Under the Plan, Incentive Awards may be granted as determined by the Committee to a Grantee. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares or Stock Options, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent not inconsistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

(b) Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such

Incentive Stock Option is granted, the Option Price with respect to the Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

1.8    Types of Incentive Awards

The types of Incentive Awards that may be granted under the Plan are Stock Options as described in Section 2, Restricted Stock as described in Section 3, Other Stock-Based Awards, Performance Awards and Outside Director Awards as described in Section 4, or any combination of the foregoing.

1.9    Other Compensation Programs

The existence and terms of the Plan shall not limit the authority of the Board or Company or any Company affiliate in compensating directors, Outside Directors, Employees or Consultants of the Company, in such other forms and amounts, including compensation pursuant to any other plans or programs (including but not limited to bonus programs) as may be currently in effect or adopted in the future, as it may determine from time to time.

1.10    Repricing

In connection with any Incentive Award, the Committee shall have the authority to reprice such award. “Repricing” may include, as determined by the Committee, but not be limited to, any of the following or any other action that has the same effect:

(a) lowering the strike price of a Stock Option after it is granted.

(b) any other action that is treated as a repricing under generally accepted accounting principles, or

(c) canceling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying stock, in exchange for another stock option, Restricted Stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.

SECTION 2.

STOCK OPTIONS

2.1    Grant of Stock Options

The Committee is authorized to grant (a) Nonqualified Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2    Stock Option Terms

(a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement and need not be uniform among all Stock Options issued pursuant to the Plan.

(b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

(c) Exercise Price. The Option Price with respect to each Stock Option shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date the Incentive Stock Option is granted (110% for 10% or greater stockholders pursuant to Section 1.7(b)). To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, or to the extent the Stock Option is intended to be exempt from Code Section 409A, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

(d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option (which shall be not more than ten (10) years from the date of grant for ISO grants; five (5) years for ISO grants to ten percent (10%) or greater stockholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

(e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

(f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonqualified Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonqualified Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

2.3    Stock Option Exercises

(a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. A “cashless exercise” of an Option is a procedure by which a broker provides the funds to the Grantee to effect an Option exercise, to the extent consented to by the Committee in its discretion. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act (if the Company is a Publicly Held Corporation). In no event will the Committee allow the Option Price to be paid with a form of consideration, including, but not limited to, a loan to employee if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee in its discretion.

The Committee, in its discretion, may also allow an Option to be exercised by a broker-dealer acting on behalf of the Grantee if (i) the broker-dealer has received from the Grantee a duly endorsed Incentive Agreement evidencing such Option and instructions signed by the Grantee requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Grantee and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Grantee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 (or its successor).

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

Subject to Section 5.2, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his disability as determined by the Committee or as defined in the Incentive Agreement) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

(b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any buy/sell agreement or right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

(c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

2.4    Reload Options

At the discretion of the Committee, the Grantee may be granted under an Incentive Agreement, replacement Stock Options under the Plan that permit the Grantee to purchase an additional number of Shares equal to the number of previously owned Shares surrendered by the Grantee to pay for all or a portion of the Option Price upon exercise of his Stock Options. The terms and conditions of such replacement Stock Options shall be set forth in the Incentive Agreement.

2.5    Supplemental Payment on Exercise of Nonqualified Stock Options or Stock Appreciation Rights.

The Committee, either at the time of grant or as of the time of exercise of any Nonqualified Stock Option or stock appreciation right, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonqualified Stock Option or stock appreciation right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonqualified Stock Option and/or stock appreciation right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

SECTION 3.

RESTRICTED STOCK

3.1    Award of Restricted Stock

(a) Grant. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.

(b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

Shares awarded pursuant to a grant of Restricted Stock may be (i) issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee or (ii) issued in “book entry” form or other means of evidencing uncertificated Shares, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2    Restrictions

(a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.

(b) Issuance of Certificates. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares; provided, further, in lieu of issuing such a stock certificate, the Committee may arrange to make “book entries” or other means of evidencing uncertificated Shares of Restricted Stock. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Omega Protein Corporation 2006 Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Omega Protein Corporation. A copy of the Plan and Incentive Agreement are on file in the corporate offices of Omega Protein Corporation.

(a) Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.

(c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

3.3    Delivery of Shares of Common Stock

Subject to withholding taxes under Section 6.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Grantee or other appropriate recipient.

3.4    Supplemental Payment on Vesting of Restricted Stock

The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

SECTION 4.

OTHER STOCK-BASED AWARDS, PERFORMANCE AWARDS AND OUTSIDE DIRECTOR AWARDS

4.1    Grant of Other Stock-Based Awards

Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Types of Other Stock-Based Awards include, without limitation, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of, or the performance of, the Company or a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.

4.2    Other Stock-Based Award Terms

(a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

(b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to fifty percent (50%) of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than 50% that is required by any applicable tax or securities law). To the extent that the Company is a Publicly Held Corporation and that a stock appreciation right is intended to qualify for the Performance-Based Exception or to the extent it is intended to be exempt from Code Section 409A, the exercise price per share of Common Stock shall not be less than one hundred percent (100%) of Fair Market Value of a share of Common Stock on the date of the grant of the stock appreciation right.

(c) Performance Criteria and Other Terms. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.

(d) Payment. Other Stock-Based Awards may be paid in Shares of Common Stock, cash or other consideration or a combination thereof related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

(e) Dividends. The Grantee of an Other Stock-Based Award shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, unless (and to the extent) otherwise as determined by the Committee and set forth in a separate Incentive Agreement. The Committee may also provide in such Incentive Agreement that the amounts of any dividends or dividend equivalent shall be deemed to have been reinvested in additional Shares of Common Stock.

4.3    Performance Awards

(a) Grant. The Committee is authorized to grant Performance Awards to selected Grantees who are Employees or Consultants. Performance Awards may be by reference to Performance Shares or Performance Units. Each grant of Performance Awards shall he evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Awards in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Awards and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

(b) Performance Criteria. The Committee may establish performance goals applicable to Performance Awards based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business, and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company’s business shall relate to the achievement of financial and operating objectives of the segment for which the Grantee is accountable. Examples of performance criteria shall include one or more of the following pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense, maintenance expenses or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein; stock price performance, sales, costs, production volumes, or reserves added. Individual performance criteria shall relate to a Grantee’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among Grantees. The Performance Criteria need not be based on an increase or positive result and may include for example, maintaining the status quo or limiting economic loss.

(c) Modification. If an Incentive Award is intended to meet the Performance-Based Exception, the Committee shall not permit any modification that would cause the Incentive Award to fail to qualify for the Performance-Based Exception, if applicable.

(d) Payment. The basis for payment of Performance Awards for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee’s Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the number of Performance Awards may be based on the degree to which actual performance exceeded the pre-established minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Awards granted at the beginning of the Performance Period times the final Performance Award value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement.

(e) Special Rule for Covered Employees. No later than the ninetieth (90th) day following the beginning of a Performance Period (or twenty-five percent (25%) of the Performance Period) the Committee shall establish performance goals as described in Section 4.3 applicable to Performance Awards awarded to Covered Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Award granted to a Covered Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall comply with Treasury Regulation § l.162-27(e)(2) (or its successor). As soon as practicable following the Company’s determination of the Company’s financial results for any Performance Period, the Committee shall certify in writing: (i) whether the Company achieved its minimum performance for the objectives for the Performance Period, (ii) the extent to which the Company achieved its performance objectives for the Performance Period, (iii) any other terms that are material to the grant of Performance Awards, and (iv) the calculation of the payments, if any, to be paid to each Grantee for the Performance Period.

(f) Supplemental Payment on Vesting of Performance Units or Performance Shares. The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee in its discretion. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

4.4    Outside Director Awards

(a) Automatic Grant of Director Options. Each Outside Director who is elected or appointed to the Board for the first time after the effective date of this Plan shall automatically receive, on the date of his or her election or appointment, a Nonqualified Stock Option for a number of shares of Common Stock as determined by the Committee in its sole discretion. On the date of the regular annual meeting of stockholders of the Company in each year that this Plan is in effect, each Outside Director who is serving on that day, including an Outside Director who was elected for the first time at such annual meeting, shall automatically receive a Nonqualified Stock Option grant for a number of shares of Common Stock as determined by the Committee in its sole discretion. Each Outside Director Stock Option (described in this paragraph (a)) will be subject to all of the limitations contained in the following provisions:

(i) Each such Outside Director Stock Option shall become exercisable (vested) six months and one day after its grant date.

(ii) The exercise price of each Outside Director Stock Option shall be the Fair Market Value of the Common Stock on its grant date.

(iii) Each such Outside Director Stock Option may be exercised in full at one time or in part from time to time by giving written notice to the Company, stating the number of shares of Common Stock with respect to which the Outside Director Stock Option is being exercised, accompanied by payment in full of the option purchase price for such shares, which payment may be (i) in cash by check acceptable to the Company, (ii) by the transfer to the Company of shares of Common Stock already owned by the optionee having an aggregate Fair Market Value at the date of exercise equal to the aggregate option purchase price, (iii) from the proceeds of a sale through a broker of some or all of the shares to which such exercise relates, or (iv) by a combination of such methods of payment.

(iv) Each Outside Director Stock Option shall expire 10 years from the grant date thereof, but shall be subject to earlier termination as follows: (1) to the extent exercisable as of the date an Outside Director ceases to serve as a director of the Company (the “Resignation Date”), the Outside Director Stock Option may be exercised only within one year of such Resignation Date by the Outside Director or the Outside Director’s legal representative or the person to whom the Director’s rights shall pass by will or the laws of descent and distribution, as the case may be, and to the extent not so exercised shall terminate on the first anniversary of the Resignation Date and (2) to the extent not exercisable as of the Resignation Date, the Outside Director Stock Option shall terminate on such Resignation Date.

In addition, the Outside Stock Option shall be subject to such terms and conditions as determined by the Committee in its sole discretion.

(b) Outside Director’s Fee Stock. On the last day of each calendar quarter (each such date, an “Election Date”), an Outside Director may elect to receive a percentage (the percentage so elected being the “Elected Percentage”) of the Outside Director’s fees (including both Board and Board Committee annual retainer fees, if any, and Board or Board Committee meeting and per diem fees) the Company otherwise would pay in cash to the Outside Director for his or her service as an Outside Director during the quarterly period immediately following such Election Date (the “Service Period”) in Shares of Common Stock. The number of Shares, as the case may be, paid or credited to an Outside Director during the Service Period shall be determined on the first day of the month immediately following the Service Period by multiplying the amount of the Outside Director’s fees for such Service Period by his or her Elected Percentage and dividing that result by the Fair Market Value per Share on such date, with the result rounded down to the nearest whole number. Any election made by an Outside Director pursuant to this paragraph must take the form of a written document signed by the Outside Director and filed with the secretary of the Company and designate the Elected Percentage of the cash fees the Outside Director elects to forego in the next Service Period in exchange for Shares of Common Stock.

SECTION 5.

PROVISIONS RELATING TO PLAN PARTICIPATION

5.1    Plan Conditions

(a) Incentive Agreement. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for cause as determined by the Committee or as defined in the Incentive Agreement, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, an agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

(b) No Right to Employment. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

(c) Securities Requirements. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

5.2    Transferability and Exercisability

Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code (“QDRO”); provided, however, that an ISO may only be transferred pursuant to a QDRO if the Incentive Agreement expressly permits such transfer and provided further that only with respect to Incentive Awards of Nonqualified Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonqualified Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of such Immediate Family, or (iii) a partnership in which such members of such Immediate Family are the only partners, provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonqualified Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 5.2, and (C) subsequent transfers of transferred Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, any Incentive Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The termination of employment events of Section 5.6 and in the Incentive Agreement shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonqualified Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company shall have no obligation to provide any notices to a transferee including, for example, of the termination of an Incentive Award following the original Grantee’s termination of employment.

In the event that a Grantee terminates employment with the Company to assume a position with a governmental, charitable, educational or other nonprofit institution, the Committee may, in its discretion, subsequently authorize a third party, including but not limited to a “blind” trust, to act on behalf of and for the benefit of such Grantee regarding any outstanding Incentive Awards held by the Grantee subsequent to such termination of employment. If so permitted by the Committee, a Grantee may designate a beneficiary or beneficiaries to exercise the rights of the Grantee and receive any distribution under the Plan upon the death of the Grantee.

No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 5.2 shall be void and ineffective. All determinations under this Section 5.2 shall be made by the Committee in its discretion.

5.3    Rights as a Stockholder

(a) No Stockholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

(b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

5.4    Listing and Registration of Shares of Common Stock

The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to a registration statement, or an exemption from registration, or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

5.5    Change in Stock and Adjustments

(a) Changes in Law or Circumstances. Subject to Section 5.7 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code or with respect to a Stock Option to the extent not constituting a modification or deferred compensation under Code Section 409A and the regulations thereunder unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

(b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(c) Recapitalization of the Company. Subject to Section 5.7 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c). Notwithstanding the foregoing adjustments pursuant to this paragraph shall be made only if permitted and in accordance with Code Sections 424 and 409A to the extent applicable to an Incentive Award unless otherwise consented to in writing by the Grantee.

(d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 5.5 and subject to Section 5.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

(e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining the treatment as a Stock Option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

(f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 5.7 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), or (iv) if so determined by the Committee, any other “corporate transaction” as defined in Code Sections 424 and 409A and the regulations thereunder. The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

Notwithstanding the previous paragraph of this Section 5.5(f), but subject to the accelerated vesting and other provisions of Section 5.7 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Committee, in its discretion, shall have the right and power to:

(i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event but only if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

(ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

(iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

(b) The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this subsection (f).

5.6    Termination of Employment, Death, Disability and Retirement

The Committee shall provide in the Grantee’s Incentive Agreement for exercisability periods and vesting and any other terms in connection with the Grantee’s Termination of Employment, death, disability or retirement. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award,

(ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Inventive Award, a written amendment to the Grantee’s Incentive Agreement shall be required.

5.7    Change in Control

Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below) the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the Grantee’s Incentive Agreement:

(a) all of the Stock Options then outstanding shall become one hundred percent (100%) vested and immediately and fully exercisable;

(b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired; and

(c) all of the Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

(d) If a Grantee is a “disqualified individual” (as defined in Section 280G of the Code) and the accelerated vesting of an Incentive Award and/or the termination of the restricted period occurs with respect to a Change in Control, together with any other payments which the Grantee has the right to receive from the Company and its Affiliates, whether or not under this Plan, would constitute a “parachute payment” (as defined in Section 280G of the Code), then, except to the extent such Grantee has entered into an Incentive Award Agreement or a written severance or employment agreement with the Company that expressly provides for a “parachute tax gross-up”, such accelerated vesting and/or termination of the restricted period provided under the paragraph above shall be reduced to the extent necessary (beginning with Stock Options) so that the present value thereof (as determined for parachute purposes) to the Grantee will be $l.00 less than three times the Grantee’s “base amount” (as defined in Section 280G of the Code), but only if such reduction produces a better net after-tax position to the Grantee. Such determinations shall be made by the Company in good faith.

Notwithstanding any other provision of the Plan, unless otherwise expressly provided in the Grantee’s Incentive Agreement, the provisions of this Section 5.7 may not be terminated, amended, or modified to adversely affect any Incentive Award theretofore granted under the Plan without the prior written consent of the Grantee with respect to his outstanding Incentive Awards subject, however, to the last paragraph of this Section 5.7.

For all purposes of this Plan, a “Change in Control” of the Company shall be deemed to occur if:

(a) any “person” (as defined in section 3(a)(9) of the Exchange Act, and as such term is modified in sections 13(d) and 14(d) of the Exchange Act, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities, provided however, that excluded are the following: (i) Zapata Corporation, a Nevada corporation (“Zapata”), or its Affiliates, for so long as Zapata remains the beneficial owner of at least 30% of the combined voting power of the Company’s then outstanding securities, (ii) the Company or any of its subsidiaries, (iii) a trustee or any fiduciary holding securities under any Compensation Plan, (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company (for the purposes of this paragraph, “Compensation Plan” shall mean any compensation arrangement, plan, policy, practice or program established, maintained or sponsored by the Company or any subsidiary of the Company, for its employees generally or any specific group of employees, or to which the Company or any subsidiary of the Company contributes, and which includes, by way of example and not limitation, any incentive plan, bonus plan, 401(k) plan, pension plan, savings plan, equity or cash incentive plan, phantom stock plan, stock appreciation right plan, stock option plan, restricted stock award plan, retirement plan, deferred compensation plan, or supplemental benefit arrangement);

(b) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this definition whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (hereinafter referred to as “Continuing Directors”), cease for any reason to constitute at least a majority thereof;

(c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holder of securities under a Compensation Plan, at least 50% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

5.8    Exchange of Incentive Awards

The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

5.9    Financing

To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee and the Board in their discretion.

SECTION 6.

GENERAL

6.1    Effective Date and Grant Period

This Plan is adopted by the Board effective as of the Effective Date subject to the approval of the stockholders of the Company within twelve (12) months from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained within the permissible time frame, then the Plan and any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Unless sooner terminated by the Board pursuant to Section 6.7, no Incentive Award shall be granted under the Plan after ten (10) years from the Effective Date.

6.2    Funding and Liability of Company

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

6.3    Withholding Taxes

(a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder.

(b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the statutory total tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate. Any fraction of a Share required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash by the Grantee.

(c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two (2) years from the date of grant of such Option or (ii) one (1) year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

6.4    No Guarantee of Tax Consequences

Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

6.5    Designation of Beneficiary by Grantee

Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

6.6    Deferrals

The Committee may permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent consistent with the Code.

6.7    Amendment and Termination

The Board shall have complete power and authority to terminate or amend the Plan at any time; provided, however, if the Company is a Publicly Held Corporation, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in Section 5.5, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) to the extent applicable, increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception, (d) extend the term of the Plan, or (e) to the extent applicable, decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s stockholders.

6.8    Requirements of Law

The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Committee may refuse to issue or transfer any Shares or other consideration under an Incentive Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or other consideration might violate applicable laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

6.9    Rule 16b-3 Securities Law Compliance and Compliance with Company Policies

With respect to Insiders to the extent applicable, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. With respect to all Grantees, transactions under the Plan are intended to comply with Securities Regulation BTR and the Company’s insider trading policies as revised from time to time or such other similar Company policies, including but not limited to, policies relating to black out periods. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. However, to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent deemed advisable by the Committee in its discretion.

6.10    Compliance with Code Section 162(m)

While the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have any adverse effect on the prior grant of an Incentive Award, or the economic value to a Grantee of any outstanding Incentive Award, unless consented to in writing by the Grantee.

6.11    Successors

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

6.12    Miscellaneous Provisions

(a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

(b) No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

(c) The expenses of the Plan shall be borne by the Company.

(d) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

6.13    Severability

In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

6.14    Gender, Tense and Headings

Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

6.15    Governing Law

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Nevada without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

6.16    Code Section 409A

To the extent that any Incentive Award is subject to Code Section 409A as determined by the Committee, the Incentive Agreement shall comply with the requirements of Code Section 409A and the notices and regulations thereunder in a manner as determined by the Committee in its sole discretion including, but not limited to, using the more restrictive definition of Change in Control from applicable Code Section 409A regulations and notices to the extent that it is more restrictive than as defined in the Plan and using the more restrictive definition of Disability as provided in Section 409A. The Committee may amend any Incentive Award to comply with Code Section 409A and the notices and regulations thereunder without a Grantee’s consent even if such amendment would have an adverse affect on a Grantee’s Incentive Award. The Board may amend the Plan as it deems necessary to comply with Section 409A and no Grantee consent shall be required even if such an amendment would have an adverse effect on a Grantee’s Incentive Award.

[Signature Page Follows]

IN WITNESS WHEREOF, Omega Protein Corporation has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer effective as provided herein.

OMEGA PROTEIN CORPORATION

By:
Joseph L. von Rosenberg President and Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF

OMEGA PROTEIN CORPORATION

June 7, 2006

Proof #3

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. ELECTION OF DIRECTORS to hold office until the 2009 Annual Meeting and until his successor is elected and qualified.

NOMINEES:

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

Avram A. Glazer

Leonard DiSalvo

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee name(s) below for which authority is withheld:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

FOR AGAINST ABSTAIN

2. ADOPTION OF 2006 INCENTIVE PLAN

3. RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR THE COMPANY

ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED “FOR” PROPOSAL 1 (ALL NOMINEES), “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.

Please complete, sign and promptly mail this proxy in the enclosed envelope.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Proof #1

0

OMEGA PROTEIN CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OMEGA PROTEIN CORPORATION

The undersigned hereby appoints Joseph L. von Rosenberg III, Robert W. Stockton and John D. Held and each of them individually, as proxies with full power of substitution, to vote all shares of Common Stock of Omega Protein Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders thereof to be held on June 7, 2006 or at any adjournment or postponement thereof, as follows:

Any executed proxy which does not designate a vote shall be deemed to grant authority for any item not designated.

(Continued and to be signed on the reverse side)

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